UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	April 30, 2016

PERMAL

ALTERNATIVE SELECT FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide investors with long-term capital appreciation.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Permal Alternative Select Fund for the six-month reporting period ended April 30, 2016. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

Special shareholder notice

On January 22, 2016, certain affiliates of Legg Mason, Inc. (“Legg Mason”) entered into an agreement with Mr. Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust Capital (“EnTrust”), and entities controlled by him, to combine the businesses of The Permal Group, of which Permal Asset Management LLC (“Permal”), the Fund’s investment manager was a member, and EnTrust (the “Combination”). On May 2, 2016, the Fund announced that the Combination of the businesses of The Permal Group and EnTrust became effective.

As a result of the Combination, a new combined entity, EnTrustPermal LLC, was formed with Legg Mason owning 65% and Mr. Hymowitz and entities controlled by him owning 35%. The name of Permal was changed to EnTrustPermal Management LLC (“EnTrustPermal”), and it is a subsidiary of EnTrustPermal LLC, a new holding company.

The Combination resulted in a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940, thereby triggering the automatic termination provisions in the management agreement between the Legg Mason Partners Equity Trust (the “Trust”) and Permal (the “Current Management Agreement”) and the subadvisory and trading agreements between Permal and the subadvisers and trading advisor, respectively, and each such agreement was terminated.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on March 3, 2016, in anticipation of the Combination, the Board approved a new management agreement with EnTrustPermal (the “New Management Agreement”), which is

II	Permal Alternative Select Fund

identical to the Current Management Agreement, including the compensation paid thereunder, except for the dates and the names of the parties.

A proxy statement further describing the Combination and the New Management Agreement and requesting that shareholders vote to approve the New Management Agreement was mailed to shareholders on or about April 6, 2016. The Board fixed the close of business of March 21, 2016 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting took place on May 20, 2016 at which shareholders approved the New Management Agreement between the Trust, on behalf of the Fund, and EnTrustPermal. The New Management Agreement became effective upon shareholder approval and supersedes an interim management agreement that went into effect with respect to the Fund on May 2, 2016, when the Combination became effective.

Effective July 22, 2016, the Fund’s name will be changed to EnTrustPermal Alternative Select Fund. For more information, please see the prospectus supplements dated March 3, 2016, May 2, 2016 and May 23, 2016.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

Permal Alternative Select Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity moderated during the six months ended April 30, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that third quarter 2015 U.S. gross domestic product (“GDP”)i growth was 2.0%. The U.S. Department of Commerce then reported that fourth quarter 2015 GDP growth was 1.4%. Slower growth was attributed to downturns in nonresidential fixed investment and state and local government spending, along with a deceleration in personal consumption expenditures (“PCE”) and less export activity. The U.S. Department of Commerce’s second reading for first quarter 2016 GDP growth — released after the reporting period ended — was 0.8%. This further slowdown was attributed to a number of factors, including a decrease in nonresidential fixed investment, a deceleration in PCE and a downturn in federal government spending.

Job growth in the U.S. was solid overall and was a tailwind for the economy during the reporting period. When the period ended in April 2016, unemployment was 5.0%, close to its lowest level since February 2008.

Turning to the global economy, in its April 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”) said “Global recovery continues, but at an ever-slowing and increasingly fragile pace. The months since the last World Economic Outlook Update have seen a renewed episode of global asset market volatility, some loss of growth momentum in the advanced economies, and continuing headwinds for emerging market economies and lower-income countries.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.5%, versus 1.6% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.1% in 2016, versus 4.0% in 2015.

IV	Permal Alternative Select Fund

Market review

Q. How did the Federal Reserve Board (“Fed”)ii respond to the economic environment?

A. After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Fed increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. In its official statement after the December 2015 meeting, the Fed said, “The stance of monetary policy remains accommodative after this increase, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation….The Committee expects that economic conditions will evolve in a manner that will warrant only gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” At its meetings that concluded on January 27, 2016, March 16, 2016 and April 27, 2016, the Fed kept rates on hold.

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. In January 2015, before the beginning of the reporting period, the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017. Finally, in March 2016 the ECB announced that it would increase its bond purchasing program to €80 billion a month. It also cut its deposit rate to -0.4% and its main interest rate to 0%. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, its lowest level since 2006. After holding rates steady at 0.10% for more than five years, in January 2016 the Bank of Japan announced that it cut the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, after keeping rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates six times from November 2014 through October 2015, with the last cut pushing rates down to 4.35%.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market was volatile over the six months ended April 30, 2016. The market edged higher during the first month of the reporting period, but then declined over the next three months. This turnaround was triggered by a number of factors, including concerns about the fallout from moderating economic growth in China, uncertainties surrounding future Fed actions and several geopolitical issues. However, the market then rallied sharply in March 2016 and ticked modestly higher in April, as U.S. economic data was generally positive, oil prices moved higher and the Fed reduced its expectations for rate hikes in 2016. All told, for the six months ended April 30, 2016, the S&P 500 Indexv gained 0.43%.

Looking at the U.S. stock market more closely, mid-cap stocks, as measured by the Russell Midcap Indexvi, generated the strongest returns, as they gained 0.81% over the reporting period. In contrast, small-cap stocks generated the weakest results, with

Permal Alternative Select Fund	V

Investment commentary (cont’d)

the Russell 2000 Indexvii falling 1.90%, whereas large-cap stocks, as measured by the Russell 1000 Indexviii, returned 0.22%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned -1.64% and 1.87%, respectively, during the six months ended April 30, 2016.

Q. How did the international stock market perform during the reporting period?

A. As was the case in the U.S., international equities were also volatile during the reporting period. Developed market equities, as measured by the MSCI EAFE Index,xi declined over the first four months of the reporting period. While developed market equities rallied sharply in March and April 2016, it was not enough to offset their earlier losses. All told, the MSCI EAFE Index declined 3.07% during the six months ended April 30, 2016. Emerging market equities were not immune to the market’s gyrations, as the MSCI Emerging Markets Indexxii rose and fell in the same pattern as developed market equities during the reporting period. However, a double-digit rally in March 2016 and a small gain in April helped emerging market equities to nearly break even, as they generated a -0.13% return over the six months ended April 30, 2016.

Q. Did Treasury yields trend higher or lower during the six months ended April 30, 2016?

A. Short-term Treasury yields edged higher, whereas long-term Treasury yields declined during the reporting period. When the period began, the yield on the two-year Treasury note was 0.75%. Its low for the period was 0.64% on February 11, 2016, and it peaked at 1.09% on December 29, 2015. The yield on the two-year Treasury note ended the period at 0.77%. The yield on the ten-year Treasury note began the period at 2.16%. Its peak of 2.36% occurred on November 9, 2015, and its low of 1.63% was on February 11, 2016. The yield on the ten-year Treasury note ended the period at 1.83%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors posted mixed results during the reporting period. Performance fluctuated with investor sentiment given the uncertainties regarding future Fed monetary policy, along with concerns over global growth and geopolitical issues. The broad U.S. bond market, as measured by the Barclays U.S. Aggregate Indexxiii, returned 2.82% during the six months ended April 30, 2016.

Q. How did the high-yield bond market perform over the six months ended April 30, 2016?

A. The U.S. high-yield bond market, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexxiv, gained 2.38% for the six months ended April 30, 2016. The high-yield market declined during the first three months of the reporting period. This was triggered by a number of factors, including falling oil prices and poor investor demand. After stabilizing in February 2016, the high-yield market rallied sharply in March and April 2016. This turnaround occurred as oil prices started to rebound and the Fed reduced its expectations for rate hikes in 2016.

Q. How did the emerging markets debt asset class perform over the reporting period?

A. The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)xv gained 5.56%

VI	Permal Alternative Select Fund

during the six months ended April 30, 2016. The asset class declined over the first three months of the reporting period due to concerns over economic growth in China, falling commodity prices and expectations for future Fed rate hikes. The asset class then rallied sharply in February, March and April 2016, as oil prices moved higher, global monetary policy remained accommodative and investor risk appetite improved.

Performance review

For the six months ended April 30, 2016, Class A shares of Permal Alternative Select Fund, excluding sales charges, returned -5.10%. The Fund’s unmanaged benchmarks, the HFRX Global Hedge Fund Indexxvi and the Citigroup 3-Month U.S. Treasury Bill Indexxvii returned -3.49% and 0.09%, respectively, for the same period. The Lipper Alternative Multi-Strategy Funds Category Average1 returned -1.21% over the same time frame.

Performance Snapshot as of April 30, 2016 (unaudited)
(excluding sales charges)	6 months
Permal Alternative Select Fund:
Class A	-5.10%
Class C	-5.59%
Class FI	-5.10%
Class I	-5.06%
Class IS	-5.05%
HFRX Global Hedge Fund Index	-3.49%
Citigroup 3-Month U.S. Treasury Bill Index	0.09%
Lipper Alternative Multi-Strategy Funds Category Average[1]	-1.21%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 5.49%, 6.25%, 5.49%, 5.24% and 5.35%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended April 30, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 237 funds in the Fund’s Lipper category, and excluding sales charges.

Permal Alternative Select Fund	VII

Investment commentary (cont’d)

costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short, to average net assets will not exceed 2.70% for Class A shares, 3.45% for Class C shares, 2.70% for Class FI shares, 2.45% for Class I shares and 2.30% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

May 27, 2016

RISKS: The Fund’s investment strategies and portfolio investments differ from those of many other mutual funds. The manager and the subadvisers may devote significant portions of the Fund’s assets to pursuing investment opportunities or strategies including through the use of derivatives that may create a form of investment leverage in the Fund. This approach to investing may make the Fund a more volatile investment than other mutual funds and cause the Fund to perform less favorably than other mutual funds under similar market or other conditions.

The Fund utilizes alternative hedge strategies which involve highly speculative investments that employ aggressive investment strategies and carry substantial risk. The Fund, and the subadvised strategies, may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund’s investments decline in value. The Fund and the subadvisers may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. The Fund, and some of the subadvisers may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. The Fund and each subadviser may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. There is no assurance strategies used by the Fund or subadvised funds will be successful. Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations, social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. Fixed

VIII	Permal Alternative Select Fund

income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High-yield (“junk”) bonds possess greater price volatility, illiquidity, and possibility of default than higher-grade bonds. The Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Please see the prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

Permal Alternative Select Fund	IX

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ix

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xi	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

xiv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

xv

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

xvi

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

xvii	The Citigroup 3-Month U.S. Treasury Bill Index is an unmanaged index generally representative of the average yield of 3-month U.S. Treasury bills.

X	Permal Alternative Select Fund

Fund at a glance (unaudited)

Investment breakdown† (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2016 and October 31, 2015 and does not include derivatives such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

Securities sold short breakdown* (%) as a percent of total securities sold short

*	The bar graph above represents the composition of the Fund’s securities sold short as of April 30, 2016 and October 31, 2015 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s securities sold short is subject to change at any time.

Permal Alternative Select Fund 2016 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2015 and held for the six months ended April 30, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period“.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-5.10%	$1,000.00	$949.00	2.73%	$13.23	Class A	5.00%	$1,000.00	$1,011.29	2.73%	$13.65
Class C	-5.59	1,000.00	944.10	3.53	17.06	Class C	5.00	1,000.00	1,007.31	3.53	17.62
Class FI	-5.10	1,000.00	949.00	2.75	13.33	Class FI	5.00	1,000.00	1,011.19	2.75	13.75
Class I	-5.06	1,000.00	949.40	2.50	12.12	Class I	5.00	1,000.00	1,012.43	2.50	12.51
Class IS	-5.05	1,000.00	949.50	2.49	12.07	Class IS	5.00	1,000.00	1,012.48	2.49	12.46

2	Permal Alternative Select Fund 2016 Semi-Annual Report

[1]	For the six months ended April 30, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

Permal Alternative Select Fund 2016 Semi-Annual Report	3

Consolidated schedule of investments (unaudited)

April 30, 2016

Permal Alternative Select Fund

Security	Shares	Value
Common Stocks — 31.4%
Consumer Discretionary — 6.9%
Auto Components — 5.1%
American Axle & Manufacturing Holdings Inc.	8,392	$130,160	*
GKN PLC	43,094	175,205	(a)
Goodyear Tire & Rubber Co.	9,721	281,617	(b)
Koito Manufacturing Co., Ltd.	3,800	163,466	(a)
Lear Corp.	1,343	154,620
Magna International Inc.	2,919	122,656
NGK Spark Plug Co., Ltd.	12,400	245,017	(a)
Total Auto Components		1,272,741
Diversified Consumer Services — 0.2%
Service Corporation International	1,649	43,979
Hotels, Restaurants & Leisure — 0.6%
Caesars Acquisition Co., Class A Shares	897	6,790	*
Caesars Entertainment Corp.	1,348	9,207	*
ClubCorp Holdings Inc.	1,468	19,598
MGM Resorts International	5,847	124,541	*(b)
Total Hotels, Restaurants & Leisure		160,136
Household Durables — 0.6%
Harman International Industries Inc.	2,005	153,904
Media — 0.1%
Clear Channel Outdoor Holdings Inc., Class A Shares	3,489	17,829
Comcast Corp., Class A Shares	31	1,883
Total Media		19,712
Specialty Retail — 0.3%
Office Depot Inc.	5,902	34,704	*
Vitamin Shoppe Inc.	963	26,357	*
Total Specialty Retail		61,061
Total Consumer Discretionary		1,711,533
Energy — 0.5%
Oil, Gas & Consumable Fuels — 0.5%
Cosan Ltd., Class A Shares	16,100	86,618
GasLog Ltd.	849	10,876
Golar LNG Ltd.	1,001	16,596
Hoegh LNG Holdings Ltd.	2,428	28,352	(a)
Total Energy		142,442
Financials — 0.8%
Consumer Finance — 0.2%
Ally Financial Inc.	949	16,902	*

See Notes to Consolidated Financial Statements.

4	Permal Alternative Select Fund 2016 Semi-Annual Report

Permal Alternative Select Fund

Security	Shares	Value
Consumer Finance — continued
Navient Corp.	1,997	$27,299
Santander Consumer USA Holdings Inc.	1,549	20,400	*
Total Consumer Finance		64,601
Diversified Financial Services — 0.4%
WL Ross Holding Corp.	10,000	100,050	*
Insurance — 0.1%
Ambac Financial Group Inc.	859	13,942	*
Real Estate Investment Trusts (REITs) — 0.1%
Gaming and Leisure Properties Inc.	502	16,461
New Residential Investment Corp.	1,564	18,924
Total Real Estate Investment Trusts (REITs)		35,385
Total Financials		213,978
Health Care — 0.5%
Biotechnology — 0.2%
Gilead Sciences Inc.	376	33,167
Vertex Pharmaceuticals Inc.	213	17,964	*
Total Biotechnology		51,131
Health Care Equipment & Supplies — 0.1%
Medtronic PLC	217	17,176
Health Care Providers & Services — 0.2%
Brookdale Senior Living Inc.	2,719	50,193	*
Pharmaceuticals — 0.0%
Allergan PLC	50	10,828	*
Total Health Care		129,328
Industrials — 4.8%
Aerospace & Defense — 1.3%
Triumph Group Inc.	8,989	325,222	(b)
Commercial Services & Supplies — 0.5%
Mitie Group PLC	33,452	132,849	(a)
Construction & Engineering — 0.3%
Ameresco Inc., Class A Shares	2,468	11,032	*
Beijing Urban Construction Design & Development Group Co., Ltd., Class H Shares	113,000	65,315	(a)(c)
Total Construction & Engineering		76,347
Electrical Equipment — 0.1%
Boer Power Holdings Ltd.	6,000	3,361	(a)
Senvion SA	82	1,441
SolarCity Corp.	232	7,034	*
Sunrun Inc.	2,769	21,820	*
Total Electrical Equipment		33,656

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2016

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Security	Shares	Value
Industrial Conglomerates — 0.0%
Beijing Enterprises Holdings Ltd.	1,500	$7,782	(a)
Machinery — 1.5%
Kurita Water Industries Ltd.	6,400	153,264	(a)
Mueller Water Products Inc., Class A Shares	4,000	43,000
SKF AB, Class B Shares	6,992	128,881	(a)
Xylem Inc.	900	37,602
Total Machinery		362,747
Road & Rail — 0.2%
Avis Budget Group Inc.	1,354	33,985	*(b)
Transportation Infrastructure — 0.9%
Atlantia SpA	1,098	30,610	(a)
OHL Mexico SAB de CV	112,601	185,022	*
Total Transportation Infrastructure		215,632
Total Industrials		1,188,220
Information Technology — 4.6%
Electronic Equipment, Instruments & Components — 1.4%
Ingram Micro Inc., Class A Shares	9,479	331,291	(b)
Osaki Electric Co., Ltd.	3,000	21,418	(a)
Total Electronic Equipment, Instruments & Components		352,709
Internet Software & Services — 1.4%
OPOWER Inc.	14,600	115,340	*
Yahoo! Inc.	6,526	238,852	*(b)
Total Internet Software & Services		354,192
IT Services — 1.3%
Atos SE	1,865	166,421	(a)
ITOCHU Techno-Solutions Corp.	7,900	154,259	(a)
Total IT Services		320,680
Semiconductors & Semiconductor Equipment — 0.1%
SolarEdge Technologies Inc.	372	9,966	*
Software — 0.1%
CDK Global Inc.	167	7,944
Silver Spring Networks Inc.	1,700	23,885	*
Total Software		31,829
Technology Hardware, Storage & Peripherals — 0.3%
EMC Corp.	2,735	71,411	(b)
Total Information Technology		1,140,787
Materials — 5.6%
Chemicals — 3.5%
Albemarle Corp.	500	33,080

See Notes to Consolidated Financial Statements.

6	Permal Alternative Select Fund 2016 Semi-Annual Report

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Security	Shares	Value
Chemicals — continued
Arkema SA	2,177	$173,967	(a)
Ashland Inc.	1,387	154,789
Eastman Chemical Co.	3,718	283,981	(b)
FMC Corp.	5,260	227,548	(b)
Total Chemicals		873,365
Containers & Packaging — 2.1%
Owens-Illinois Inc.	28,246	521,421	*(b)
Total Materials		1,394,786
Telecommunication Services — 0.1%
Wireless Telecommunication Services — 0.1%
China Mobile Ltd., ADR	224	12,884
Utilities — 7.6%
Electric Utilities — 4.0%
Alliant Energy Corp.	452	31,875
Companhia Energetica de Minas Gerais, ADR	8,600	16,856
CPFL Energia SA, ADR	348	4,030	*
Duke Energy Corp.	4,100	322,998
Edison International	500	35,355
Hawaiian Electric Industries Inc.	8,000	261,520
NextEra Energy Inc.	77	9,053
PG&E Corp.	1,300	75,660
Pinnacle West Capital Corp.	294	21,359
PPL Corp.	1,500	56,460
Tenaga Nasional Berhad	20,800	76,360	(a)
Westar Energy Inc.	1,600	82,576
Total Electric Utilities		994,102
Gas Utilities — 0.3%
Spire Inc.	600	38,376
WGL Holdings Inc.	569	38,629
Total Gas Utilities		77,005
Independent Power and Renewable Electricity Producers — 0.4%
NRG Yield Inc., Class C Shares	2,107	34,091
Pattern Energy Group Inc.	1,529	32,109
Talen Energy Corp.	2,171	25,314	*
Total Independent Power and Renewable Electricity Producers		91,514
Multi-Utilities — 2.5%
Ameren Corp.	800	38,400
Dominion Resources Inc.	1,400	100,058

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2016

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Security		Shares	Value
Multi-Utilities — continued
Hera SpA		63,238	$190,251	(a)
RWE AG		4,704	70,200	*(a)
SCANA Corp.		2,200	151,118
Sempra Energy		700	72,345
Total Multi-Utilities			622,372
Water Utilities — 0.4%
Beijing Enterprises Water Group Ltd.		88,000	52,059	(a)
CT Environmental Group Ltd.		68,000	19,813	(a)
Guangdong Investment Ltd.		24,000	33,770	(a)
Total Water Utilities			105,642
Total Utilities			1,890,635
Total Common Stocks (Cost — $7,749,703)			7,824,593
Investments in Underlying Funds — 0.5%
Alerian MLP ETF		1,138	13,895
Global X MSCI Greece ETF		1,800	14,130
Market Vectors Russia ETF		5,870	104,134
Total Investments in Underlying Funds (Cost — $130,146)			132,159
Exchange-Traded Note — 0.1%
JPMorgan Alerian MLP Index ETN (Cost — $14,027)		464	13,939

	Rate
Preferred Stocks — 0.7%
Consumer Discretionary — 0.7%
Auto Components — 0.7%
Schaeffler AG	1.625%	10,770	161,966	(a)
Financials — 0.0%
Thrifts & Mortgage Finance — 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	5.570%	103	342	*
Federal Home Loan Mortgage Corp. (FHLMC)	5.900%	99	321	*
Federal National Mortgage Association (FNMA)	0.000%	207	714	*(d)
Total Financials			1,377
Utilities — 0.0%
Electric Utilities — 0.0%
Companhia Paranaense de Energia-Copel, ADR		1,126	9,312
Total Preferred Stocks (Cost — $183,405)			172,655

		Units
Statutory Trust Certificates — 0.1%
Rescap Liquidating Trust (Cost — $27,609)		2,666	20,368	*

See Notes to Consolidated Financial Statements.

8	Permal Alternative Select Fund 2016 Semi-Annual Report

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Security	Rate	Maturity Date	Face Amount†		Value
Convertible Bonds & Notes — 0.8%
Industrials — 0.8%
Electrical Equipment — 0.8%
SolarCity Corp., Senior Bonds	1.625%	11/1/19	285,000		$186,853	(b)
SolarCity Corp., Senior Notes	2.750%	11/1/18	5,000		3,828
Total Convertible Bonds & Notes (Cost — $275,566)					190,681
Corporate Bonds & Notes — 5.9%
Consumer Discretionary — 1.7%
Hotels, Restaurants & Leisure — 0.7%
Caesars Entertainment Operating Co. Inc., Secured Notes	10.000%	12/15/18	325,000		134,875	*(e)
Yum! Brands Inc., Senior Bonds	6.875%	11/15/37	25,000		23,875
Total Hotels, Restaurants & Leisure					158,750
Media — 0.3%
Radio One Inc., Senior Secured Notes	7.375%	4/15/22	70,000		64,925	(c)
Multiline Retail — 0.1%
Neiman Marcus Group Ltd. LLC, Senior Notes	8.000%	10/15/21	30,000		26,250	(c)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	5,000		4,175	(c)(f)
Total Multiline Retail					30,425
Specialty Retail — 0.3%
Guitar Center Inc., Senior Secured Bonds	6.500%	4/15/19	90,000		82,125	(c)
Textiles, Apparel & Luxury Goods — 0.3%
Boardriders SA, Senior Bonds	9.500%	12/15/20	75,000	EUR	73,856	(g)
Total Consumer Discretionary					410,081
Consumer Staples — 1.7%
Food & Staples Retailing — 1.7%
New Albertsons Inc., Senior Bonds	7.750%	6/15/26	10,000		9,850
New Albertsons Inc., Senior Bonds	7.450%	8/1/29	30,000		29,475
New Albertsons Inc., Senior Bonds	8.700%	5/1/30	10,000		10,050
New Albertsons Inc., Senior Bonds	8.000%	5/1/31	140,000		140,350
New Albertsons Inc., Senior Notes	7.110%	7/22/27	60,000		51,900	(h)
New Albertsons Inc., Senior Notes	7.150%	7/23/27	5,000		4,163	(h)
New Albertsons Inc., Senior Notes	6.570%	2/23/28	210,000		158,812	(h)
New Albertsons Inc., Senior Notes	6.520%	4/10/28	40,000		30,100	(h)
Total Consumer Staples					434,700
Financials — 1.2%
Insurance — 1.2%
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/20	261,725		288,551	*(c)(e)

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2016

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Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 1.3%
Aerospace & Defense — 1.3%
DynCorp International Inc., Senior Notes	10.375%	7/1/17	380,000	$323,000
Total Corporate Bonds & Notes (Cost — $1,536,493)				1,456,332
Municipal Bonds — 1.3%
Puerto Rico — 1.3%
Puerto Rico Commonwealth, GO, Public Improvement	5.125%	7/1/37	25,000	14,725	(h)
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/33	35,000	20,562	(h)
Puerto Rico Commonwealth, GO, Public Improvement	5.125%	7/1/31	5,000	2,945	(h)
Puerto Rico Public Buildings Authority Revenue, GTD Commonwealth, Qualified Zone Academy Bonds — Direct Payment	5.600%	7/1/30	350,000	195,125	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/36	5,000	3,019	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/38	30,000	18,113	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/39	10,000	6,038	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.050%	8/1/37	95,000	57,356	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/38	5,000	2,981	(h)
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/40	25,000	14,906	(h)
Total Municipal Bonds (Cost — $414,839)				335,770

		Expiration Date	Warrants
Warrants — 0.0%
WL Ross Holding Corp. (Cost — $5,690)		6/11/19	7,239	4,343	*
Total Investments before Short-Term Investments (Cost — $10,337,478)				10,150,840

			Shares
Short-Term Investments — 29.2%
State Street Institutional Liquid Reserves Fund, Premier Class	0.468%		390,141	390,141
State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.128%		6,878,297	6,878,297
Total Short-Term Investments (Cost — $7,268,438)				7,268,438
Total Investments — 70.0% (Cost — $17,605,916#)				17,419,278
Other Assets in Excess of Liabilities — 30.0%				7,461,683
Total Net Assets — 100.0%				$24,880,961

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Consolidated Financial Statements.

10	Permal Alternative Select Fund 2016 Semi-Annual Report

Permal Alternative Select Fund

(b)	All or a portion of this security is held at the broker as collateral for open securities sold short.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(e)	The coupon payment on these securities is currently in default as of April 30, 2016.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(g)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(h)	Illiquid security.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
ETF	— Exchange Traded Fund
ETN	— Exchange Traded Note
GO	— General Obligation
SPDR	— Standard & Poor’s Depositary Receipts

Security	Shares	Value
Securities Sold Short‡
Common Stocks — (13.9)%
Consumer Discretionary — (0.2)%
Hotels, Restaurants & Leisure — (0.0)%
Domino’s Pizza Inc.	(19)	$(2,297)
Panera Bread Co., Class A Shares	(14)	(3,003	) *
Texas Roadhouse Inc.	(81)	(3,298)
Total Hotels, Restaurants & Leisure		(8,598)
Multiline Retail — (0.0)%
Dollar Tree Inc.	(56)	(4,463	) *
Specialty Retail — (0.2)%
Burlington Stores Inc.	(70)	(3,988	) *
Five Below Inc.	(151)	(6,297	) *
Michaels Cos. Inc.	(71)	(2,019	) *
Ross Stores Inc.	(101)	(5,735)
Staples Inc.	(1,292)	(13,178)
TJX Cos. Inc.	(75)	(5,686)
Total Specialty Retail		(36,903)
Total Consumer Discretionary		(49,964)

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

April 30, 2016

Permal Alternative Select Fund

Security	Shares	Value
Consumer Staples — (0.1)%
Food & Staples Retailing — (0.0)%
Kroger Co.	(68)	$(2,406)
Food Products — (0.1)%
Hormel Foods Corp.	(261)	(10,062)
Total Consumer Staples		(12,468)
Energy — (0.1)%
Energy Equipment & Services — (0.0)%
Schlumberger Ltd.	(118)	(9,480)
Oil, Gas & Consumable Fuels — (0.1)%
Chevron Corp.	(94)	(9,605)
Exxon Mobil Corp.	(107)	(9,459)
Total Oil, Gas & Consumable Fuels		(19,064)
Total Energy		(28,544)
Exchange-Traded Funds — (9.9)%
Guggenheim China Small Cap Index ETF	(504)	(11,491)
iShares, Inc. — iShares MSCI Brazil Capped ETF	(2,922)	(86,228)
iShares, Inc. — iShares MSCI Mexico Capped ETF	(798)	(43,124)
Nomura TOPIX ETF	(26,510)	(328,905	) (a)
SPDR S&P 500 ETF Trust	(2,373)	(489,550)
SPDR S&P Midcap 400 ETF Trust	(1,853)	(492,620)
The Select Sector SPDR Trust — The Energy Select Sector SPDR Fund	(5,602)	(378,191)
The Select Sector SPDR Trust — The Utilities Select Sector SPDR Fund	(3,821)	(185,013)
Vanguard FTSE Europe ETF	(9,106)	(454,025)
Total Exchange-Traded Funds		(2,469,147)
Industrials — (0.4)%
Construction & Engineering — (0.1)%
Jacobs Engineering Group Inc.	(294)	(13,107	) *
Electrical Equipment — (0.3)%
Generac Holdings Inc.	(882)	(33,622	) *
Nordex SE	(250)	(7,011	) *(a)
SolarCity Corp.	(1,010)	(30,623	) *
Vestas Wind Systems A/S	(270)	(19,334	) (a)
Total Electrical Equipment		(90,590)
Total Industrials		(103,697)
Information Technology — (0.5)%
Internet Software & Services — (0.5)%
Alibaba Group Holding Ltd., ADR	(1,749)	(134,568	) *

See Notes to Consolidated Financial Statements.

12	Permal Alternative Select Fund 2016 Semi-Annual Report

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Security			Shares	Value
Semiconductors & Semiconductor Equipment — (0.0)%
SunPower Corp.			(199)	$(4,008	) *
Total Information Technology				(138,576)
Utilities — (2.7)%
Electric Utilities — (1.0)%
American Electric Power Co. Inc.			(588)	(37,338)
Fortum OYJ			(3,864)	(58,292	) (a)
Southern Co.			(1,722)	(86,272)
Terna-Rete Elettrica Nazionale SpA			(3,019)	(17,063	) (a)
Tokyo Electric Power Co. Holdings Inc.			(7,799)	(41,268	) *(a)
Xcel Energy Inc.			(420)	(16,813)
Total Electric Utilities				(257,046)
Independent Power and Renewable Electricity Producers — (0.5)%
8Point3 Energy Partners LP			(482)	(7,601)
Calpine Corp.			(1,932)	(30,487	) *
Dynegy Inc.			(2,099)	(37,005	) *
NRG Energy Inc.			(2,051)	(30,970)
Total Independent Power and Renewable Electricity Producers				(106,063)
Multi-Utilities — (1.2)%
Consolidated Edison Inc.			(1,008)	(75,197)
E.ON SE			(5,320)	(54,870	) (a)
Public Service Enterprise Group Inc.			(2,743)	(126,534)
WEC Energy Group Inc.			(630)	(36,672)
Total Multi-Utilities				(293,273)
Total Utilities				(656,382)
Total Common Stocks (Proceeds — $(3,441,565))				(3,458,778)

Rate		Maturity Date	Face Amount†
Corporate Bonds & Notes — (0.0)%
Utilities — (0.0)%
Independent Power and Renewable Electricity Producers — (0.0)%
AES Corp., Senior Notes	7.375%	7/1/2021	(5,000)	(5,763)
Total Corporate Bonds & Notes (Proceeds — $(5,124))				(5,763)
Total Securities Sold Short (Proceeds — $(3,446,689))				$(3,464,541)

*	Non-income producing security.

†	Face amount denominated in U.S. dollars, unless otherwise noted.

‡	Percentages indicated are based on net assets.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	13

Consolidated statement of assets and liabilities (unaudited)

April 30, 2016

Assets:
Investments, at value (Cost — $17,605,916)	$17,419,278
Cash	6,511,193
Deposits with brokers for securities sold short	2,919,927
Unrealized appreciation on forward foreign currency contracts	908,371
Foreign currency collateral held at brokers for securities sold short, at value (Cost — $485,075)	506,913
Deposits with brokers for open futures contracts	456,392
Deposits with brokers for OTC swap contracts	400,000
Receivable for securities sold	290,650
Deposits with brokers for forward foreign currency contracts	231,000
OTC swaps, at value	57,026
Interest and dividends receivable	54,718
Foreign currency collateral for open futures contracts, at value (Cost — $39,545)	39,513
Receivable from broker — variation margin on open futures contracts	6,032
Receivable from investment manager	5,868
Receivable for open OTC swap contracts	6
Prepaid expenses	43,961
Total Assets	29,850,848

Liabilities:
Investments sold short, at value (proceeds received — $3,446,689)	3,464,541
Unrealized depreciation on forward foreign currency contracts	811,054
Payable for securities purchased	250,859
Foreign currency overdraft, at value (Cost — $77,807)	77,671
OTC swaps, at value (premiums received — $485)	27,320
Service and/or distribution fees payable	1,652
Dividend payable on securities sold short	221
Trustees’ fees payable	94
Payable for open OTC swap contracts	61
Foreign currency collateral due to brokers for open futures contracts, at value (Cost — $49,428)	49,485
Accrued expenses	286,929
Total Liabilities	4,969,887
Total Net Assets	$24,880,961

Net Assets:
Par value (Note 7)	$28
Paid-in capital in excess of par value	27,597,895
Overdistributed net investment income	(421,337)
Accumulated net realized loss on investments, futures contracts, written options, short sales, swap contracts and foreign currency transactions	(2,250,403)
Net unrealized depreciation on investments, futures contracts, short sales, swap contracts and foreign currencies	(45,222)
Total Net Assets	$24,880,961

See Notes to Consolidated Financial Statements.

14	Permal Alternative Select Fund 2016 Semi-Annual Report

Net Assets:
Class A	$1,920,713
Class C	$1,066,124
Class FI	$1,858,822
Class I	$20,016,406
Class IS	$18,896

Shares Outstanding:
Class A	214,747
Class C	119,866
Class FI	207,919
Class I	2,235,034
Class IS	2,111

Net Asset Value:
Class A (and redemption price)	$8.94
Class C*	$8.89
Class FI (and redemption price)	$8.94
Class I (and redemption price)	$8.96
Class IS (and redemption price)	$8.95
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$9.49

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	15

Consolidated statement of operations (unaudited)

For the Six Months Ended April 30, 2016

Investment Income:
Interest	$172,295
Dividends	58,747
Less: Foreign taxes withheld	(2,069)
Total Investment Income	228,973

Expenses:
Investment management fee (Note 2)	244,534
Custody fees	162,691
Audit and tax fees	34,451
Registration fees	32,919
Compliance fees	26,604
Legal fees	21,783
Commodity pool reports	16,162
Shareholder reports	12,815
Dividend expense on securities sold short	12,651
Interest expense on securities sold short	12,425
Fund accounting fees	11,792
Administration fees (Notes 2 and 5)	11,583
Service and/or distribution fees (Notes 2 and 5)	10,059
Transfer agent fees (Note 5)	1,288
Trustees’ fees	908
Insurance	526
Miscellaneous expenses	3,239
Total Expenses	616,430
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(284,412)
Net Expenses	332,018
Net Investment Loss	(103,045)

See Notes to Consolidated Financial Statements.

16	Permal Alternative Select Fund 2016 Semi-Annual Report

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	$(2,240,340)
Futures contracts	45,732
Written options	(54,381)
Securities sold short	(71,639)
Swap contracts	260,344
Foreign currency transactions	(5,292)
Net Realized Loss	(2,065,576)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	722,616
Futures contracts	(74,801)
Written options	118,368
Securities sold short	(58,971)
Swap contracts	(12,573)
Foreign currencies	92,907
Change in Net Unrealized Appreciation (Depreciation)	787,546
Net Loss on Investments, Futures Contracts, Written Options, Short Sales, Swap Contracts and Foreign Currency Transactions	(1,278,030)
Decrease in Net Assets From Operations	$(1,381,075)

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	17

Consolidated statements of changes in net assets

For the Six Months Ended April 30, 2015 (unaudited) and the Year Ended October 31, 2015	2016	2015

Operations:
Net investment loss	$(103,045)	$(268,400)
Net realized gain (loss)	(2,065,576)	692,349
Change in net unrealized appreciation (depreciation)	787,546	(804,680)
Decrease in Net Assets From Operations	(1,381,075)	(380,731)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(290,004)	(175,003)
Net realized gains	(311,597)	(529,760)
Decrease in Net Assets From Distributions to Shareholders	(601,601)	(704,763)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,884,960	3,418,751
Reinvestment of distributions	594,912	702,897
Cost of shares repurchased	(2,317,019)	(375,479)
Increase in Net Assets From Fund Share Transactions	162,853	3,746,169
Increase (Decrease) in Net Assets	(1,819,823)	2,660,675

Net Assets:
Beginning of period	26,700,784	24,040,109
End of period*	$24,880,961	$26,700,784
*Includes overdistributed net investment income of:	$(421,337)	$(28,288)

See Notes to Consolidated Financial Statements.

18	Permal Alternative Select Fund 2016 Semi-Annual Report

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.62	$10.05	$10.00

Income (loss) from operations:
Net investment loss	(0.04)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	(0.44)	(0.03)	0.14
Total income (loss) from operations	(0.48)	(0.15)	0.05

Less distributions from:
Net investment income	(0.09)	(0.06)	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.20)	(0.28)	—

Net asset value, end of period	$8.94	$9.62	$10.05
Total return[4]	(5.10)%	(1.46)%	0.40%

Net assets, end of period (000s)	$1,921	$2,168	$2,153

Ratios to average net assets:
Gross expenses	4.94%[5]	5.46%	10.22%[5]
Net expenses[6,7]	2.73 [5]	2.76	2.78 [5]
Net investment loss	(0.96) [5]	(1.23)	(1.29) [5]

Portfolio turnover rate[8]	105%	118%[9]	146%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period February 7, 2014 (inception date) to October 31, 2014.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class A shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 174% for the six months ended April 30, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[9]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	19

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.55	$9.99	$10.00

Income (loss) from operations:
Net investment loss	(0.08)	(0.20)	(0.15)
Net realized and unrealized gain (loss)	(0.45)	(0.02)	0.14
Total loss from operations	(0.53)	(0.22)	(0.01)

Less distributions from:
Net investment income	(0.02)	(0.00) [4]	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.13)	(0.22)	—

Net asset value, end of period	$8.89	$9.55	$9.99
Total return[5]	(5.59)%	(2.21)%	(0.10)%

Net assets, end of period (000s)	$1,066	$987	$1,008

Ratios to average net assets:
Gross expenses	5.75%[6]	6.22%	11.00%[6]
Net expenses[7,8]	3.53 [6]	3.52	3.57 [6]
Net investment loss	(1.74) [6]	(1.99)	(2.08) [6]

Portfolio turnover rate[9]	105%	118%[9]	146%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period February 7, 2014 (inception date) to October 31, 2014.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class C shares did not exceed 3.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 174% for the six months ended April 30, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[9]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

20	Permal Alternative Select Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.62	$10.04	$10.00

Income (loss) from operations:
Net investment loss	(0.04)	(0.12)	(0.10)
Net realized and unrealized gain (loss)	(0.44)	(0.03)	0.14
Total income (loss) from operations	(0.48)	(0.15)	0.04

Less distributions from:
Net investment income	(0.09)	(0.05)	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.20)	(0.27)	—

Net asset value, end of period	$8.94	$9.62	$10.04
Total return[4]	(5.10)%	(1.47)%	0.40%

Net assets, end of period (000s)	$1,859	$1,974	$1,989

Ratios to average net assets:
Gross expenses	4.95%[5]	5.46%	10.24%[5]
Net expenses[6,7]	2.75 [5]	2.77	2.81 [5]
Net investment loss	(0.97) [5]	(1.24)	(1.32) [5]

Portfolio turnover rate[8]	105%	118%[9]	146%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period February 7, 2014 (inception date) to October 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class FI shares did not exceed 2.70%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 174% for the six months ended April 30, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[9]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	21

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.65	$10.07	$10.00

Income (loss) from operations:
Net investment loss	(0.03)	(0.10)	(0.07)
Net realized and unrealized gain (loss)	(0.44)	(0.02)	0.14
Total income (loss) from operations	(0.47)	(0.12)	0.07

Less distributions from:
Net investment income	(0.11)	(0.08)	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.22)	(0.30)	—

Net asset value, end of period	$8.96	$9.65	$10.07
Total return[4]	(5.06)%	(1.22)%	0.70%

Net assets, end of period (000s)	$20,016	$21,552	$18,870

Ratios to average net assets:
Gross expenses	4.71%[5]	5.21%	9.67%[5]
Net expenses[6,7]	2.50 [5]	2.51	2.44 [5]
Net investment loss	(0.72) [5]	(0.98)	(0.95) [5]

Portfolio turnover rate[8]	105%	118%[9]	146%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period February 7, 2014 (inception date) to October 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class I shares did not exceed 2.45%. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 174% for the six months ended April 30, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[9]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

22	Permal Alternative Select Fund 2016 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2016[2]	2015	2014[3]

Net asset value, beginning of period	$9.65	$10.07	$10.00

Income (loss) from operations:
Net investment loss	(0.03)	(0.10)	(0.07)
Net realized and unrealized gain (loss)	(0.45)	(0.02)	0.14
Total income (loss) from operations	(0.48)	(0.12)	0.07

Less distributions from:
Net investment income	(0.11)	(0.08)	—
Net realized gains	(0.11)	(0.22)	—
Total distributions	(0.22)	(0.30)	—

Net asset value, end of period	$8.95	$9.65	$10.07
Total return[4]	(5.05)%	(1.21)%	0.70%

Net assets, end of period (000s)	$19	$20	$20

Ratios to average net assets:
Gross expenses	4.83%[5]	5.32%	10.13%[5]
Net expenses[6,7]	2.49 [5]	2.51	2.44 [5]
Net investment loss	(0.71) [5]	(0.98)	(0.95) [5]

Portfolio turnover rate[8]	105%	118%[9]	146%[9]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended April 30, 2016 (unaudited).

[3]	For the period February 7, 2014 (inception date) to October 31, 2014.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short), to average net assets of Class IS shares did not exceed 2.30%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. This expense limitation arrangement cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]

Excluding short sales transactions. If short sales transactions had been included, the portfolio turnover rate would have been 174% for the six months ended April 30, 2016, 214% for the year ended October 31, 2015 and 192% for the period ended October 31, 2014.

[9]	Revised to conform to current period presentation.

See Notes to Consolidated Financial Statements.

Permal Alternative Select Fund 2016 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Permal Alternative Select Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund seeks to achieve its investment objective by implementing a tactical asset allocation program of alternative strategies overseen by the Fund’s manager, Permal Asset Management LLC (“Permal”), through which the Fund will allocate its assets among a number of alternative investment strategies implemented by multiple investment subadvisers. Permal may also manage Fund assets directly.

The Fund’s assets may be invested in wholly-owned and controlled subsidiaries, each of which will have the same investment objective as the Fund. Among other investments, Alternative Select Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands, is expected to invest, directly or indirectly through the use of derivatives, in securities and commodity interests, which include commodity futures (including futures on broad-based securities indexes or interest rate futures, options on commodity futures, certain swaps and other investments). These financial statements are consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the consolidated financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates

24	Permal Alternative Select Fund 2016 Semi-Annual Report

as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

Permal Alternative Select Fund 2016 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$1,127,845	$583,688	—	$1,711,533
Energy	114,090	28,352	—	142,442
Industrials	666,158	522,062	—	1,188,220
Information technology	798,689	342,098	—	1,140,787
Materials	1,220,819	173,967	—	1,394,786
Utilities	1,448,182	442,453	—	1,890,635
Other common stocks	356,190	—	—	356,190
Investments in underlying funds	132,159	—	—	132,159
Exchange-traded note	13,939	—	—	13,939
Preferred stocks:
Consumer discretionary	—	161,966		161,966
Other preferred stocks	10,689	—		10,689
Statutory trust certificates	20,368	—	—	20,368
Convertible bonds & notes	—	190,681	—	190,681
Corporate bonds & notes	—	1,456,332	—	1,456,332
Municipal bonds	—	335,770	—	335,770
Warrants	—	4,343	—	4,343
Total long-term investments	$5,909,128	$4,241,712	—	$10,150,840
Short-term investments†	7,268,438	—	—	7,268,438
Total investments	$13,177,566	$4,241,712	—	$17,419,278
Other financial instruments:
Futures contracts	$47,143	—	—	$47,143
Forward foreign currency contracts	—	$908,371	—	908,371
OTC total return swaps‡	—	57,026	—	57,026
Total other financial instruments	$47,143	$965,397	—	$1,012,540
Total	$13,224,709	$5,207,109	—	$18,431,818

26	Permal Alternative Select Fund 2016 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Securities sold short:
Common stocks:
Exchange traded funds	$2,140,242	$328,905	—	$2,469,147
Industrials	77,352	26,345	—	103,697
Utilities	484,889	171,493	—	656,382
Other common stocks	229,552	—	—	229,552
Corporate bonds & notes	—	5,763	—	5,763
Futures contracts	39,438	—	—	39,438
Forward foreign currency contracts	—	811,054	—	811,054
OTC total return swaps‡	—	26,896	—	26,896
OTC credit default swaps on corporate issues — sell protection‡	—	424	—	424
Total	$2,971,473	$1,370,880	—	$4,342,353

†	See Schedule of Investments for additional detailed categorizations.

‡	Value includes any premium paid or received with respect to swap contracts.

For the six months ended April 30, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At April 30, 2016, securities valued at $2,254,586 and securities sold short valued at $526,743 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that Permal or a subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Permal Alternative Select Fund 2016 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

28	Permal Alternative Select Fund 2016 Semi-Annual Report

(f) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(g) Short sale transactions. Short sales are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at the time of replacement. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed security. The collateral required is determined daily by reference to the market value of the short positions. Liabilities for securities sold short are marked-to-market daily and reported at market value in the consolidated financial statements.

Short sale transactions may result in a risk of loss that may exceed the amount shown on the Consolidated Statement of Assets and Liabilities. A gain, limited to the price at which the Fund sold the security short, or a loss, potentially unlimited in size, will be recognized upon termination of a short sale. Dividends on short positions are recorded as a liability on the ex-dividend date and are shown in the Consolidated Statement of Operations as Dividend Expense because the Fund must pay the dividend to the lender of the security.

Short selling is a technique that may be considered speculative, involves risk beyond the amount of money used to secure each transaction and may represent a form of leverage.

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon

Permal Alternative Select Fund 2016 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of foreign denominated assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the

30	Permal Alternative Select Fund 2016 Semi-Annual Report

Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2016, the total notional value of all OTC credit default swaps to sell protection was $5,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended April 30, 2016, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Permal Alternative Select Fund 2016 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Consolidated Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(j) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

32	Permal Alternative Select Fund 2016 Semi-Annual Report

(k) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(l) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. Permal or the Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by Permal or the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Permal Alternative Select Fund 2016 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

As of April 30, 2016, the Fund held forward foreign currency contracts, OTC credit default swaps and OTC total return swaps with credit related contingent features which had a liability position of $838,374. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of April 30, 2016, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $631,000, which could be used to reduce the required payment.

(m) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(n) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(o) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s consolidated financial statements.

34	Permal Alternative Select Fund 2016 Semi-Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2015, no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Permal Asset Management LLC (“Permal”) is the Fund’s investment manager. Atlantic Investment Management, Inc., BH-DG Systematic Trading LLC (part of a joint venture arrangement between David Gorton and Brevan Howard Investment Holdings Limited) (trading advisor), Electron Capital Partners, LLC (effective April 19, 2016), First Quadrant, LP (effective March 6, 2016), River Canyon Fund Management LLC (a wholly-owned subsidiary of Canyon Capital Advisors LLC) and TT International are the Fund’s subadvisers. Apex Capital, LLC no longer serves as a subadviser to the Fund effective February 29, 2016. Legg Mason Partners Fund Advisor, LLC (“LMPFA”) serves as the administrator to the Fund. Permal and LMPFA are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the management agreement, the Fund pays Permal an investment management fee, calculated daily and paid monthly, at an annual rate of 1.90% of the Fund’s average daily net assets. The Fund pays LMPFA an administration fee at an annual rate of 0.09% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and Permal, the ratio of expenses (other than taxes; interest; extraordinary expenses; brokerage commissions and expenses; fees, costs and expenses associated with any prime brokerage arrangement (including the costs of any securities borrowing arrangement); acquired fund fees and expenses; and dividend and interest expenses on securities sold short) to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 2.70%, 3.45%, 2.70%, 2.45% and 2.30%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap as a result of dividend and interest expenses on securities sold short. These expense limitation arrangements cannot be terminated prior to December 31, 2017 without the Board of Trustees’ consent. These arrangements, however, may be modified by Permal to decrease total annual operating expenses at any time. From time to time, LMPFA may also voluntarily waive some or all of its administration fee.

Permal Alternative Select Fund 2016 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

During the six months ended April 30, 2016, fees waived and/or expenses reimbursed amounted to $284,412.

Permal is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will Permal recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended April 30, 2016, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the six months ended April 30, 2016, there were no CDSCs paid to LMIS and its affiliates.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of April 30, 2016, Legg Mason and its affiliates owned 85% of the Fund.

3. Investments

During the six months ended April 30, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and non-cash transactions) were as follows:

Investments*
Purchases	$11,637,278
Sales	12,627,599

*	Excluding securities sold short and covers on securities sold short in the amount of $7,640,753 and $8,682,036, respectively.

At April 30, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$389,639
Gross unrealized depreciation	(576,277)
Net unrealized depreciation	$(186,638)

36	Permal Alternative Select Fund 2016 Semi-Annual Report

During the six months ended April 30, 2016, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Amount	Premiums
Written options, outstanding as of October 31, 2015	356	$147,986
Options written	27,749,188	163,462
Options closed	(27,749,380)	(253,176)
Options exercised	(54)	(20,104)
Options expired	(110)	(38,168)
Written options, outstanding as of April 30, 2016	—	—

At April 30, 2016, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Euribor	9	6/18	$2,573,561	$2,581,516	$7,955
3-Month Euribor	24	9/18	6,882,490	6,881,295	(1,195)
90-Day Eurodollar	20	9/18	4,931,216	4,935,250	4,034
90-Day Sterling	8	3/18	1,448,367	1,447,124	(1,243)
Brent Crude	1	5/16	45,130	47,370	2,240
E-Mini NASDAQ 100 Index	4	6/16	355,475	346,520	(8,955)
E-mini S&P 500 Index	12	6/16	1,231,562	1,235,460	3,898
Euro Stoxx 50	2	6/16	70,047	68,176	(1,871)
FTSE 100 Index	2	6/16	180,614	181,533	919
Gold 100 Ounce	1	6/16	124,410	129,050	4,640
LME Price Aluminum	1	5/16	37,960	41,844	3,884
LME Price Aluminum	3	6/16	114,725	125,981	11,256
Low Sulphur Gasoil	1	6/16	41,653	41,400	(253)
MSCI Taiwan Index	1	5/16	31,470	30,440	(1,030)
RBOB Gasoline	1	5/16	66,020	67,385	1,365
Soybean	1	7/16	47,952	51,488	3,536
Topix Index	1	6/16	129,919	124,671	(5,248)
U.S. Treasury Ultra Long-Term Bonds	1	6/16	172,594	171,344	(1,250)
WTI Crude	1	5/16	45,572	45,920	348
					23,030
Contracts to Sell:
3-Month Bankers Acceptance	4	3/17	790,355	788,754	1,601
CBOE Volatility Index	1	5/16	16,450	16,875	(425)
E-mini S&P 500 Index	1	6/16	104,422	102,955	1,467
LME Price Aluminum	1	5/16	37,206	41,844	(4,638)
LME Price Aluminum	3	6/16	113,061	125,981	(12,920)
Natural Gas	3	5/16	64,930	65,340	(410)
					(15,325)
Net unrealized appreciation on open futures contracts					$7,705

Permal Alternative Select Fund 2016 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

At April 30, 2016, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	20,000	JPY	1,712,702	Deutsche Bank AG	5/13/16	$(898)
AUD	90,000	JPY	7,706,853	Deutsche Bank AG	5/13/16	(4,040)
AUD	1,270,000	USD	978,352	Deutsche Bank AG	5/13/16	(13,107)
AUD	10,000	USD	7,708	Deutsche Bank AG	5/13/16	(108)
AUD	20,000	USD	15,297	Deutsche Bank AG	5/13/16	(96)
CAD	460,000	USD	362,211	Deutsche Bank AG	5/13/16	4,408
CAD	20,000	USD	15,781	Deutsche Bank AG	5/13/16	159
CAD	10,000	USD	7,906	Deutsche Bank AG	5/13/16	64
CAD	10,000	USD	7,956	Deutsche Bank AG	5/13/16	14
EUR	710,000	USD	799,681	Deutsche Bank AG	5/13/16	13,538
EUR	220,000	USD	249,130	Deutsche Bank AG	5/13/16	2,853
EUR	140,000	USD	158,563	Deutsche Bank AG	5/13/16	1,791
EUR	180,000	USD	204,100	Deutsche Bank AG	5/13/16	2,068
EUR	230,000	USD	262,953	Deutsche Bank AG	5/13/16	484
GBP	30,000	USD	43,492	Deutsche Bank AG	5/13/16	343
GBP	60,000	USD	87,743	Deutsche Bank AG	5/13/16	(72)
GBP	10,000	USD	14,566	Deutsche Bank AG	5/13/16	46
GBP	30,000	USD	43,887	Deutsche Bank AG	5/13/16	(51)
JPY	2,537,545	AUD	30,000	Deutsche Bank AG	5/13/16	1,051
JPY	8,293,950	AUD	100,000	Deutsche Bank AG	5/13/16	1,958
JPY	4,104,365	AUD	50,000	Deutsche Bank AG	5/13/16	578
JPY	75,060,000	USD	674,813	Deutsche Bank AG	5/13/16	30,736
JPY	7,950,000	USD	74,071	Deutsche Bank AG	5/13/16	657
MXN	240,000	USD	13,657	Deutsche Bank AG	5/13/16	279
MXN	140,000	USD	8,062	Deutsche Bank AG	5/13/16	68
MXN	90,000	USD	5,209	Deutsche Bank AG	5/13/16	17
MXN	170,000	USD	9,936	Deutsche Bank AG	5/13/16	(64)
NOK	1,570,000	USD	190,511	Deutsche Bank AG	5/13/16	4,468
NOK	60,000	USD	7,374	Deutsche Bank AG	5/13/16	78
NOK	70,000	USD	8,585	Deutsche Bank AG	5/13/16	108
NOK	80,000	USD	9,811	Deutsche Bank AG	5/13/16	124
NZD	350,000	USD	240,006	Deutsche Bank AG	5/13/16	4,247
NZD	20,000	USD	13,938	Deutsche Bank AG	5/13/16	20
PLN	60,000	USD	15,396	Deutsche Bank AG	5/13/16	320
SEK	1,230,000	USD	151,191	Deutsche Bank AG	5/13/16	2,028
SEK	40,000	USD	4,946	Deutsche Bank AG	5/13/16	37
SEK	50,000	USD	6,241	Deutsche Bank AG	5/13/16	(13)
TRY	370,000	USD	129,186	Deutsche Bank AG	5/13/16	2,660
TRY	20,000	USD	7,052	Deutsche Bank AG	5/13/16	75
TRY	20,000	USD	7,061	Deutsche Bank AG	5/13/16	66
TRY	20,000	USD	7,129	Deutsche Bank AG	5/13/16	(2)

38	Permal Alternative Select Fund 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	243,443	AUD	320,000	Deutsche Bank AG	5/13/16	$232
USD	83,919	AUD	110,000	Deutsche Bank AG	5/13/16	315
USD	7,948	CAD	10,000	Deutsche Bank AG	5/13/16	(22)
USD	7,983	CAD	10,000	Deutsche Bank AG	5/13/16	13
USD	123,930	EUR	110,000	Deutsche Bank AG	5/13/16	(2,062)
USD	418,230	GBP	290,000	Deutsche Bank AG	5/13/16	(5,515)
USD	1,805	JPY	200,000	Deutsche Bank AG	5/13/16	(75)
USD	39,303	JPY	4,370,000	Deutsche Bank AG	5/13/16	(1,774)
USD	7,910	JPY	860,000	Deutsche Bank AG	5/13/16	(174)
USD	5,687	MXN	100,000	Deutsche Bank AG	5/13/16	(120)
USD	4,874	NOK	40,000	Deutsche Bank AG	5/13/16	(93)
USD	7,446	NOK	60,000	Deutsche Bank AG	5/13/16	(6)
USD	6,953	NZD	10,000	Deutsche Bank AG	5/13/16	(26)
USD	10,209	PLN	40,000	Deutsche Bank AG	5/13/16	(268)
USD	2,573	PLN	10,000	Deutsche Bank AG	5/13/16	(46)
USD	3,693	SEK	30,000	Deutsche Bank AG	5/13/16	(45)
USD	17,493	TRY	50,000	Deutsche Bank AG	5/13/16	(324)
USD	3,540	TRY	10,000	Deutsche Bank AG	5/13/16	(24)
ZAR	410,000	USD	28,219	Deutsche Bank AG	5/13/16	531
ZAR	20,000	USD	1,376	Deutsche Bank AG	5/13/16	26
ZAR	30,000	USD	2,074	Deutsche Bank AG	5/13/16	30
ZAR	20,000	USD	1,392	Deutsche Bank AG	5/13/16	10
ZAR	40,000	USD	2,817	Deutsche Bank AG	5/13/16	(12)
AUD	256,616	USD	190,287	Deutsche Bank AG	6/15/16	4,486
AUD	107,755	USD	81,567	Deutsche Bank AG	6/15/16	220
AUD	117,926	USD	89,282	Deutsche Bank AG	6/15/16	224
AUD	123,780	USD	94,437	Deutsche Bank AG	6/15/16	(487)
AUD	185,941	USD	140,151	Deutsche Bank AG	6/15/16	979
AUD	358,698	USD	270,701	Deutsche Bank AG	6/15/16	1,553
AUD	113,729	USD	87,062	Deutsche Bank AG	6/15/16	(742)
AUD	214,245	USD	162,367	Deutsche Bank AG	6/15/16	246
AUD	22,539	USD	17,162	Deutsche Bank AG	6/15/16	(55)
BRL	20,000	USD	5,179	Deutsche Bank AG	6/15/16	556
BRL	10,000	USD	2,579	Deutsche Bank AG	6/15/16	289
BRL	10,000	USD	2,582	Deutsche Bank AG	6/15/16	286
BRL	20,000	USD	5,154	Deutsche Bank AG	6/15/16	582
BRL	10,000	USD	2,629	Deutsche Bank AG	6/15/16	238
BRL	20,000	USD	5,250	Deutsche Bank AG	6/15/16	486
BRL	20,000	USD	5,363	Deutsche Bank AG	6/15/16	373
BRL	10,000	USD	2,703	Deutsche Bank AG	6/15/16	165
BRL	10,000	USD	2,707	Deutsche Bank AG	6/15/16	160
BRL	10,000	USD	2,699	Deutsche Bank AG	6/15/16	168

Permal Alternative Select Fund 2016 Semi-Annual Report	39

Notes to consolidated financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	20,000	USD	5,435	Deutsche Bank AG	6/15/16	$300
BRL	10,000	USD	2,721	Deutsche Bank AG	6/15/16	147
BRL	10,000	USD	2,793	Deutsche Bank AG	6/15/16	74
BRL	10,000	USD	2,778	Deutsche Bank AG	6/15/16	90
BRL	10,000	USD	2,785	Deutsche Bank AG	6/15/16	83
BRL	10,000	USD	2,796	Deutsche Bank AG	6/15/16	71
BRL	10,000	USD	2,776	Deutsche Bank AG	6/15/16	92
BRL	10,000	USD	2,803	Deutsche Bank AG	6/15/16	65
BRL	10,000	USD	2,811	Deutsche Bank AG	6/15/16	57
CAD	228,264	USD	171,497	Deutsche Bank AG	6/15/16	10,431
CAD	972,384	USD	735,926	Deutsche Bank AG	6/15/16	39,073
CAD	395,804	USD	295,845	Deutsche Bank AG	6/15/16	19,615
CAD	345,323	USD	263,865	Deutsche Bank AG	6/15/16	11,361
CAD	423,576	USD	321,205	Deutsche Bank AG	6/15/16	16,390
CAD	199,548	USD	151,822	Deutsche Bank AG	6/15/16	7,220
CAD	190,245	USD	144,628	Deutsche Bank AG	6/15/16	6,999
CAD	80,654	USD	62,091	Deutsche Bank AG	6/15/16	2,191
CAD	340,713	USD	268,717	Deutsche Bank AG	6/15/16	2,835
EUR	2,046,665	USD	2,247,445	Deutsche Bank AG	6/15/16	99,105
EUR	59,896	USD	65,911	Deutsche Bank AG	6/15/16	2,761
EUR	135,603	USD	153,127	Deutsche Bank AG	6/15/16	2,345
EUR	338,689	USD	381,735	Deutsche Bank AG	6/15/16	6,580
EUR	52,670	USD	59,843	Deutsche Bank AG	6/15/16	545
EUR	107,893	USD	123,407	Deutsche Bank AG	6/15/16	295
GBP	146,896	USD	208,752	Deutsche Bank AG	6/15/16	5,909
GBP	146,564	USD	212,015	Deutsche Bank AG	6/15/16	2,161
GBP	147,372	USD	207,827	Deutsche Bank AG	6/15/16	7,529
GBP	116,848	USD	166,511	Deutsche Bank AG	6/15/16	4,241
GBP	141,343	USD	201,116	Deutsche Bank AG	6/15/16	5,430
GBP	108,368	USD	153,509	Deutsche Bank AG	6/15/16	4,851
INR	660,000	USD	9,649	Deutsche Bank AG	6/15/16	221
INR	640,000	USD	9,337	Deutsche Bank AG	6/15/16	233
INR	680,000	USD	9,981	Deutsche Bank AG	6/15/16	188
INR	590,000	USD	8,666	Deutsche Bank AG	6/15/16	157
INR	580,000	USD	8,523	Deutsche Bank AG	6/15/16	150
INR	500,000	USD	7,326	Deutsche Bank AG	6/15/16	151
INR	810,000	USD	11,940	Deutsche Bank AG	6/15/16	173
INR	370,000	USD	5,478	Deutsche Bank AG	6/15/16	54
INR	300,000	USD	4,450	Deutsche Bank AG	6/15/16	36
INR	570,000	USD	8,462	Deutsche Bank AG	6/15/16	61
INR	510,000	USD	7,520	Deutsche Bank AG	6/15/16	107
INR	770,000	USD	11,356	Deutsche Bank AG	6/15/16	158

40	Permal Alternative Select Fund 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	1,070,000	USD	15,812	Deutsche Bank AG	6/15/16	$189
INR	550,000	USD	8,142	Deutsche Bank AG	6/15/16	82
INR	350,000	USD	5,215	Deutsche Bank AG	6/15/16	19
INR	450,000	USD	6,710	Deutsche Bank AG	6/15/16	19
INR	120,000	USD	1,788	Deutsche Bank AG	6/15/16	6
INR	420,000	USD	6,275	Deutsche Bank AG	6/15/16	6
INR	420,000	USD	6,284	Deutsche Bank AG	6/15/16	(3)
INR	460,000	USD	6,844	Deutsche Bank AG	6/15/16	34
INR	580,000	USD	8,622	Deutsche Bank AG	6/15/16	51
INR	590,000	USD	8,799	Deutsche Bank AG	6/15/16	24
INR	980,000	USD	14,632	Deutsche Bank AG	6/15/16	23
INR	190,000	USD	2,833	Deutsche Bank AG	6/15/16	8
INR	1,580,000	USD	23,629	Deutsche Bank AG	6/15/16	(3)
INR	500,000	USD	7,481	Deutsche Bank AG	6/15/16	(4)
INR	1,740,000	USD	25,942	Deutsche Bank AG	6/15/16	77
INR	980,000	USD	14,656	Deutsche Bank AG	6/15/16	(2)
JPY	11,803,172	USD	103,973	Deutsche Bank AG	6/15/16	7,074
JPY	13,367,192	USD	119,303	Deutsche Bank AG	6/15/16	6,458
JPY	33,852,082	USD	310,972	Deutsche Bank AG	6/15/16	7,515
JPY	4,954,629	USD	45,805	Deutsche Bank AG	6/15/16	809
NOK	1,425,732	USD	170,149	Deutsche Bank AG	6/15/16	6,886
NOK	65,836	USD	7,805	Deutsche Bank AG	6/15/16	370
NOK	362,078	USD	43,724	Deutsche Bank AG	6/15/16	1,236
NOK	592,347	USD	70,848	Deutsche Bank AG	6/15/16	2,705
NOK	1,269,238	USD	154,720	Deutsche Bank AG	6/15/16	2,882
NOK	1,460,194	USD	179,946	Deutsche Bank AG	6/15/16	1,368
NZD	207,394	USD	140,948	Deutsche Bank AG	6/15/16	3,535
NZD	32,197	USD	22,047	Deutsche Bank AG	6/15/16	383
SEK	537,367	USD	63,436	Deutsche Bank AG	6/15/16	3,582
SEK	1,170,040	USD	143,593	Deutsche Bank AG	6/15/16	2,330
SEK	1,526,862	USD	188,348	Deutsche Bank AG	6/15/16	2,077
SEK	341,762	USD	42,072	Deutsche Bank AG	6/15/16	551
SEK	1,733,771	USD	215,652	Deutsche Bank AG	6/15/16	577
SEK	772,864	USD	95,594	Deutsche Bank AG	6/15/16	794
SGD	322,232	USD	238,706	Deutsche Bank AG	6/15/16	657
SGD	75,064	USD	54,906	Deutsche Bank AG	6/15/16	854
USD	99,223	AUD	130,465	Deutsche Bank AG	6/15/16	200
USD	59,573	AUD	78,398	Deutsche Bank AG	6/15/16	69
USD	77,183	AUD	101,971	Deutsche Bank AG	6/15/16	(213)
USD	91,164	AUD	119,264	Deutsche Bank AG	6/15/16	642
USD	5,103	BRL	20,000	Deutsche Bank AG	6/15/16	(633)
USD	2,656	BRL	10,000	Deutsche Bank AG	6/15/16	(211)

Permal Alternative Select Fund 2016 Semi-Annual Report	41

Notes to consolidated financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,673	BRL	10,000	Deutsche Bank AG	6/15/16	$(195)
USD	2,690	BRL	10,000	Deutsche Bank AG	6/15/16	(178)
USD	5,337	BRL	20,000	Deutsche Bank AG	6/15/16	(398)
USD	2,743	BRL	10,000	Deutsche Bank AG	6/15/16	(125)
USD	5,527	BRL	20,000	Deutsche Bank AG	6/15/16	(208)
USD	262,756	CAD	338,463	Deutsche Bank AG	6/15/16	(7,002)
USD	127,708	EUR	115,368	Deutsche Bank AG	6/15/16	(4,565)
USD	406,061	EUR	364,059	Deutsche Bank AG	6/15/16	(11,341)
USD	89,395	EUR	79,117	Deutsche Bank AG	6/15/16	(1,314)
USD	168,333	EUR	149,999	Deutsche Bank AG	6/15/16	(3,645)
USD	151,246	EUR	134,835	Deutsche Bank AG	6/15/16	(3,346)
USD	406,926	EUR	363,180	Deutsche Bank AG	6/15/16	(9,468)
USD	79,237	EUR	70,542	Deutsche Bank AG	6/15/16	(1,641)
USD	384,176	EUR	337,689	Deutsche Bank AG	6/15/16	(2,992)
USD	152,681	EUR	133,534	Deutsche Bank AG	6/15/16	(418)
USD	65,409	EUR	57,810	Deutsche Bank AG	6/15/16	(872)
USD	384,238	GBP	270,098	Deutsche Bank AG	6/15/16	(10,459)
USD	185,291	GBP	128,971	Deutsche Bank AG	6/15/16	(3,176)
USD	482,506	GBP	334,834	Deutsche Bank AG	6/15/16	(6,791)
USD	2,191	INR	150,000	Deutsche Bank AG	6/15/16	(52)
USD	19,319	INR	1,300,000	Deutsche Bank AG	6/15/16	(120)
USD	3,744	INR	250,000	Deutsche Bank AG	6/15/16	6
USD	9,695	INR	650,000	Deutsche Bank AG	6/15/16	(25)
USD	19,929	INR	1,340,000	Deutsche Bank AG	6/15/16	(108)
USD	5,946	INR	400,000	Deutsche Bank AG	6/15/16	(35)
USD	5,072	INR	340,000	Deutsche Bank AG	6/15/16	(12)
USD	41,450	JPY	4,598,006	Deutsche Bank AG	6/15/16	(1,808)
USD	142,489	JPY	15,867,073	Deutsche Bank AG	6/15/16	(6,792)
USD	92,912	JPY	10,449,902	Deutsche Bank AG	6/15/16	(5,403)
USD	188,062	JPY	20,814,661	Deutsche Bank AG	6/15/16	(7,767)
USD	281,818	NOK	2,352,784	Deutsche Bank AG	6/15/16	(10,329)
USD	81,810	NOK	692,356	Deutsche Bank AG	6/15/16	(4,161)
USD	77,113	NOK	640,456	Deutsche Bank AG	6/15/16	(2,413)
USD	265,155	NOK	2,182,714	Deutsche Bank AG	6/15/16	(5,875)
USD	113,484	NOK	931,980	Deutsche Bank AG	6/15/16	(2,241)
USD	28,771	NOK	238,992	Deutsche Bank AG	6/15/16	(905)
USD	226,273	NZD	327,824	Deutsche Bank AG	6/15/16	(2,109)
USD	258,446	NZD	375,584	Deutsche Bank AG	6/15/16	(3,208)
USD	337,277	NZD	489,613	Deutsche Bank AG	6/15/16	(3,817)
USD	55,908	SEK	458,406	Deutsche Bank AG	6/15/16	(1,263)
USD	194,539	SEK	1,582,873	Deutsche Bank AG	6/15/16	(2,871)
USD	149,552	SGD	203,658	Deutsche Bank AG	6/15/16	(1,732)

42	Permal Alternative Select Fund 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	66,329	SGD	90,160	Deutsche Bank AG	6/15/16	$(645)
AUD	159,246	USD	118,804	Morgan Stanley Capital Services, LLC	6/15/16	2,064
AUD	173,441	USD	132,027	Morgan Stanley Capital Services, LLC	6/15/16	(384)
AUD	310,013	USD	231,628	Morgan Stanley Capital Services, LLC	6/15/16	3,673
AUD	99,262	USD	76,328	Morgan Stanley Capital Services, LLC	6/15/16	(988)
AUD	117,206	USD	90,777	Morgan Stanley Capital Services, LLC	6/15/16	(1,817)
AUD	650,304	USD	494,582	Morgan Stanley Capital Services, LLC	6/15/16	(998)
CAD	573,331	USD	433,259	Morgan Stanley Capital Services, LLC	6/15/16	23,691
CAD	224,198	USD	172,132	Morgan Stanley Capital Services, LLC	6/15/16	6,556
CAD	249,284	USD	192,300	Morgan Stanley Capital Services, LLC	6/15/16	6,382
CAD	45,930	USD	35,149	Morgan Stanley Capital Services, LLC	6/15/16	1,458
CAD	373,296	USD	283,939	Morgan Stanley Capital Services, LLC	6/15/16	13,582
CAD	288,374	USD	220,149	Morgan Stanley Capital Services, LLC	6/15/16	9,688
CAD	349,376	USD	267,985	Morgan Stanley Capital Services, LLC	6/15/16	10,471
CAD	183,897	USD	140,217	Morgan Stanley Capital Services, LLC	6/15/16	6,351
CAD	309,366	USD	238,616	Morgan Stanley Capital Services, LLC	6/15/16	7,952
EUR	109,379	USD	124,487	Morgan Stanley Capital Services, LLC	6/15/16	919
GBP	135,794	USD	191,596	Morgan Stanley Capital Services, LLC	6/15/16	6,842
GBP	202,913	USD	294,013	Morgan Stanley Capital Services, LLC	6/15/16	2,507
GBP	114,681	USD	163,170	Morgan Stanley Capital Services, LLC	6/15/16	4,415
GBP	98,321	USD	138,485	Morgan Stanley Capital Services, LLC	6/15/16	5,193
GBP	55,797	USD	78,783	Morgan Stanley Capital Services, LLC	6/15/16	2,754
GBP	111,274	USD	162,244	Morgan Stanley Capital Services, LLC	6/15/16	363
GBP	67,649	USD	99,018	Morgan Stanley Capital Services, LLC	6/15/16	(162)
JPY	76,926,236	USD	679,146	Morgan Stanley Capital Services, LLC	6/15/16	44,591
JPY	12,002,037	USD	105,808	Morgan Stanley Capital Services, LLC	6/15/16	7,110
JPY	10,908,347	USD	97,371	Morgan Stanley Capital Services, LLC	6/15/16	5,257
JPY	8,653,498	USD	77,167	Morgan Stanley Capital Services, LLC	6/15/16	4,247
JPY	10,612,385	USD	97,179	Morgan Stanley Capital Services, LLC	6/15/16	2,664
JPY	12,801,434	USD	116,903	Morgan Stanley Capital Services, LLC	6/15/16	3,535
JPY	67,427,938	USD	607,290	Morgan Stanley Capital Services, LLC	6/15/16	27,085
JPY	19,563,724	USD	176,703	Morgan Stanley Capital Services, LLC	6/15/16	7,356
JPY	15,000,605	USD	135,178	Morgan Stanley Capital Services, LLC	6/15/16	5,950
NOK	22,607,186	USD	2,650,885	Morgan Stanley Capital Services, LLC	6/15/16	156,272
NOK	1,075,022	USD	125,311	Morgan Stanley Capital Services, LLC	6/15/16	8,175
NOK	442,426	USD	53,727	Morgan Stanley Capital Services, LLC	6/15/16	1,209
NZD	251,533	USD	168,306	Morgan Stanley Capital Services, LLC	6/15/16	6,927
NZD	718,273	USD	474,553	Morgan Stanley Capital Services, LLC	6/15/16	25,839
NZD	323,651	USD	212,846	Morgan Stanley Capital Services, LLC	6/15/16	12,628
NZD	315,322	USD	213,850	Morgan Stanley Capital Services, LLC	6/15/16	5,822
NZD	211,106	USD	142,175	Morgan Stanley Capital Services, LLC	6/15/16	4,894
NZD	397,326	USD	267,082	Morgan Stanley Capital Services, LLC	6/15/16	9,719

Permal Alternative Select Fund 2016 Semi-Annual Report	43

Notes to consolidated financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	217,036	USD	146,922	Morgan Stanley Capital Services, LLC	6/15/16	$4,278
NZD	214,188	USD	147,041	Morgan Stanley Capital Services, LLC	6/15/16	2,175
NZD	136,115	USD	94,613	Morgan Stanley Capital Services, LLC	6/15/16	213
SEK	661,458	USD	79,453	Morgan Stanley Capital Services, LLC	6/15/16	3,041
SEK	1,051,241	USD	128,357	Morgan Stanley Capital Services, LLC	6/15/16	2,750
SEK	1,694,089	USD	208,456	Morgan Stanley Capital Services, LLC	6/15/16	2,824
SEK	1,376,247	USD	169,587	Morgan Stanley Capital Services, LLC	6/15/16	2,053
SEK	373,185	USD	45,964	Morgan Stanley Capital Services, LLC	6/15/16	578
SEK	3,363,657	USD	417,955	Morgan Stanley Capital Services, LLC	6/15/16	1,548
SEK	699,895	USD	87,088	Morgan Stanley Capital Services, LLC	6/15/16	200
SGD	179,461	USD	129,496	Morgan Stanley Capital Services, LLC	6/15/16	3,813
SGD	225,593	USD	163,117	Morgan Stanley Capital Services, LLC	6/15/16	4,461
SGD	195,766	USD	141,940	Morgan Stanley Capital Services, LLC	6/15/16	3,481
SGD	182,695	USD	132,473	Morgan Stanley Capital Services, LLC	6/15/16	3,238
SGD	93,480	USD	68,659	Morgan Stanley Capital Services, LLC	6/15/16	780
SGD	261,207	USD	190,516	Morgan Stanley Capital Services, LLC	6/15/16	3,517
SGD	181,741	USD	134,892	Morgan Stanley Capital Services, LLC	6/15/16	110
SGD	591,370	USD	434,785	Morgan Stanley Capital Services, LLC	6/15/16	4,503
SGD	102,531	USD	76,193	Morgan Stanley Capital Services, LLC	6/15/16	(30)
SGD	105,268	USD	78,049	Morgan Stanley Capital Services, LLC	6/15/16	147
SGD	71,892	USD	53,063	Morgan Stanley Capital Services, LLC	6/15/16	341
SGD	122,322	USD	90,265	Morgan Stanley Capital Services, LLC	6/15/16	600
SGD	398,106	USD	294,785	Morgan Stanley Capital Services, LLC	6/15/16	941
SGD	51,126	USD	38,018	Morgan Stanley Capital Services, LLC	6/15/16	(40)
USD	1,510,765	AUD	2,045,763	Morgan Stanley Capital Services, LLC	6/15/16	(41,979)
USD	157,265	AUD	212,162	Morgan Stanley Capital Services, LLC	6/15/16	(3,767)
USD	316,980	AUD	425,787	Morgan Stanley Capital Services, LLC	6/15/16	(6,195)
USD	149,329	AUD	198,790	Morgan Stanley Capital Services, LLC	6/15/16	(1,553)
USD	74,363	AUD	96,639	Morgan Stanley Capital Services, LLC	6/15/16	1,014
USD	167,724	AUD	215,476	Morgan Stanley Capital Services, LLC	6/15/16	4,177
USD	2,309,659	CAD	3,085,984	Morgan Stanley Capital Services, LLC	6/15/16	(149,900)
USD	116,190	CAD	154,288	Morgan Stanley Capital Services, LLC	6/15/16	(6,779)
USD	182,187	CAD	235,698	Morgan Stanley Capital Services, LLC	6/15/16	(5,667)
USD	95,836	CAD	122,310	Morgan Stanley Capital Services, LLC	6/15/16	(1,646)
USD	302,122	CAD	387,445	Morgan Stanley Capital Services, LLC	6/15/16	(6,675)
USD	540,846	CAD	685,671	Morgan Stanley Capital Services, LLC	6/15/16	(5,640)
USD	53,285	CAD	67,323	Morgan Stanley Capital Services, LLC	6/15/16	(373)
USD	346,033	CAD	435,264	Morgan Stanley Capital Services, LLC	6/15/16	(877)
USD	151,888	CAD	189,939	Morgan Stanley Capital Services, LLC	6/15/16	505
USD	64,024	EUR	58,246	Morgan Stanley Capital Services, LLC	6/15/16	(2,756)
USD	101,078	EUR	89,297	Morgan Stanley Capital Services, LLC	6/15/16	(1,303)
USD	116,046	EUR	101,727	Morgan Stanley Capital Services, LLC	6/15/16	(586)

44	Permal Alternative Select Fund 2016 Semi-Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	83,123	EUR	73,166	Morgan Stanley Capital Services, LLC	6/15/16	$(764)
USD	140,589	EUR	123,347	Morgan Stanley Capital Services, LLC	6/15/16	(831)
USD	132,399	EUR	117,019	Morgan Stanley Capital Services, LLC	6/15/16	(1,766)
USD	1,739,832	GBP	1,228,992	Morgan Stanley Capital Services, LLC	6/15/16	(56,111)
USD	274,866	GBP	191,623	Morgan Stanley Capital Services, LLC	6/15/16	(5,155)
USD	182,123	GBP	128,378	Morgan Stanley Capital Services, LLC	6/15/16	(5,478)
USD	41,680	GBP	29,320	Morgan Stanley Capital Services, LLC	6/15/16	(1,165)
USD	113,386	GBP	79,959	Morgan Stanley Capital Services, LLC	6/15/16	(3,459)
USD	655,740	GBP	458,737	Morgan Stanley Capital Services, LLC	6/15/16	(14,619)
USD	201,753	GBP	140,332	Morgan Stanley Capital Services, LLC	6/15/16	(3,316)
USD	153,695	GBP	107,108	Morgan Stanley Capital Services, LLC	6/15/16	(2,823)
USD	153,876	GBP	107,109	Morgan Stanley Capital Services, LLC	6/15/16	(2,643)
USD	756,969	GBP	522,433	Morgan Stanley Capital Services, LLC	6/15/16	(6,469)
USD	315,128	GBP	216,300	Morgan Stanley Capital Services, LLC	6/15/16	(954)
USD	540,070	GBP	370,283	Morgan Stanley Capital Services, LLC	6/15/16	(1,030)
USD	205,513	JPY	23,315,136	Morgan Stanley Capital Services, LLC	6/15/16	(13,840)
USD	120,413	JPY	13,386,465	Morgan Stanley Capital Services, LLC	6/15/16	(5,530)
USD	294,809	JPY	31,881,552	Morgan Stanley Capital Services, LLC	6/15/16	(5,138)
USD	427,591	JPY	46,424,698	Morgan Stanley Capital Services, LLC	6/15/16	(9,182)
USD	110,862	JPY	11,938,959	Morgan Stanley Capital Services, LLC	6/15/16	(1,462)
USD	82,826	JPY	8,936,596	Morgan Stanley Capital Services, LLC	6/15/16	(1,251)
USD	536,287	JPY	57,450,933	Morgan Stanley Capital Services, LLC	6/15/16	(4,222)
USD	114,605	NOK	977,159	Morgan Stanley Capital Services, LLC	6/15/16	(6,730)
USD	173,463	NOK	1,470,452	Morgan Stanley Capital Services, LLC	6/15/16	(9,124)
USD	90,333	NOK	734,043	Morgan Stanley Capital Services, LLC	6/15/16	(814)
USD	103,213	NOK	839,351	Morgan Stanley Capital Services, LLC	6/15/16	(1,010)
USD	679,237	NOK	5,537,430	Morgan Stanley Capital Services, LLC	6/15/16	(8,351)
USD	26,120	NZD	38,857	Morgan Stanley Capital Services, LLC	6/15/16	(950)
USD	223,364	NZD	332,610	Morgan Stanley Capital Services, LLC	6/15/16	(8,352)
USD	104,768	NZD	153,651	Morgan Stanley Capital Services, LLC	6/15/16	(2,274)
USD	144,053	NZD	214,091	Morgan Stanley Capital Services, LLC	6/15/16	(5,096)
USD	424,973	NZD	618,426	Morgan Stanley Capital Services, LLC	6/15/16	(5,859)
USD	53,940	NZD	79,835	Morgan Stanley Capital Services, LLC	6/15/16	(1,678)
USD	85,148	NZD	125,269	Morgan Stanley Capital Services, LLC	6/15/16	(2,122)
USD	214,836	NZD	313,011	Morgan Stanley Capital Services, LLC	6/15/16	(3,226)
USD	305,595	NZD	437,512	Morgan Stanley Capital Services, LLC	6/15/16	798
USD	159,324	NZD	229,138	Morgan Stanley Capital Services, LLC	6/15/16	(308)
USD	1,906,711	SEK	16,150,193	Morgan Stanley Capital Services, LLC	6/15/16	(107,479)
USD	95,793	SEK	811,898	Morgan Stanley Capital Services, LLC	6/15/16	(5,464)
USD	206,331	SEK	1,724,542	Morgan Stanley Capital Services, LLC	6/15/16	(8,747)
USD	406,565	SEK	3,375,844	Morgan Stanley Capital Services, LLC	6/15/16	(14,457)
USD	172,748	SEK	1,414,526	Morgan Stanley Capital Services, LLC	6/15/16	(3,667)

Permal Alternative Select Fund 2016 Semi-Annual Report	45

Notes to consolidated financial statements (unaudited) (cont’d)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	142,102	SEK	1,168,777	Morgan Stanley Capital Services, LLC	6/15/16	$(3,663)
USD	115,913	SEK	958,216	Morgan Stanley Capital Services, LLC	6/15/16	(3,592)
USD	44,994	SEK	365,648	Morgan Stanley Capital Services, LLC	6/15/16	(609)
USD	1,973,765	SGD	2,727,784	Morgan Stanley Capital Services, LLC	6/15/16	(52,516)
USD	162,795	SGD	220,883	Morgan Stanley Capital Services, LLC	6/15/16	(1,283)
USD	49,742	SGD	67,811	Morgan Stanley Capital Services, LLC	6/15/16	(631)
USD	65,787	SGD	90,265	Morgan Stanley Capital Services, LLC	6/15/16	(1,265)
USD	61,466	SGD	83,485	Morgan Stanley Capital Services, LLC	6/15/16	(549)
USD	170,165	SGD	230,019	Morgan Stanley Capital Services, LLC	6/15/16	(700)
Total						$97,317

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
SEK	— Swedish Krona
SGD	— Singapore Dollar
TRY	— Turkish Lira
USD	— United States Dollar
ZAR	— South African Rand

At April 30, 2016, the Fund had the following open swap contracts:

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at April 30, 2016[3]	Periodic Payments Received by the Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation
Morgan Stanley & Co. Inc. (Yum! Brands Inc., 6.250% due 3/15/18)	$5,000	12/20/21	2.660%	1.000% quarterly	$(424)	$(485)	$61

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (Europe) Ltd.	24,253	EUR	5/31/2016	1-Month LIBOR plus 30 basis points	Ryanair Holdings PLC‡	—	$1,328
Credit Suisse Securities (Europe) Ltd.	69,040		7/11/2016	1-Month LIBOR plus 30 basis points	MGM Resorts International‡	—	3,508

46	Permal Alternative Select Fund 2016 Semi-Annual Report

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (Europe) Ltd.	70,000		7/11/2016	1-Month LIBOR plus 30 basis points	Ally Financial Inc.‡	—	$(14,861)
Credit Suisse Securities (Europe) Ltd.	877,530	JPY	7/13/2016	Yahoo Japan Corp.‡	1-Month LIBOR plus 50 basis points	—	(941)
Credit Suisse Securities (Europe) Ltd.	77,646		10/31/2016	1-Month LIBOR	Berry Plastics Group Inc.‡	—	18,563
Credit Suisse Securities (Europe) Ltd.	124,095		11/23/2016	1-Month LIBOR plus 30 basis points	Comcast Corp.‡	—	3,501
Deutsche Bank AG	197,019	HKD	4/21/2017	HK Electric Investments Ltd.‡	1-Month LIBOR plus 55 basis points	—	(294)
Deutsche Bank AG	50,442	EUR	4/27/2017	Stoxx Europe 600 Utilities‡	1-Month LIBOR plus 50 basis points	—	(371)
Deutsche Bank AG	121,283	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Electricite de France‡	—	8,147
Deutsche Bank AG	103,131	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Groupe Eurotunnel SE‡	—	3,851
Deutsche Bank AG	28,341		4/24/2017	1-Month LIBOR plus 50 basis points	CCR SA‡	—	3,264
Deutsche Bank AG	71,335	EUR	4/27/2017	1-Month LIBOR plus 45 basis points	Aena SA‡	—	2,747
Deutsche Bank AG	219,612	HKD	4/21/2017	Huaneng Power International Inc.‡	1-Month LIBOR plus 55 basis points	—	2,382
Deutsche Bank AG	232,398	HKD	4/21/2017	CGN Power Co., Ltd.‡	1-Month LIBOR plus 55 basis points	—	1,385
Deutsche Bank AG	27,033	GBP	4/21/2017	1-Month LIBOR plus 45 basis points	Pennon Group PLC‡	—	947
Deutsche Bank AG	17,790		4/24/2017	1-Month LIBOR plus 50 basis points	Cia de Saneamento Basico do Estado de Sau Paulo‡	—	901
Deutsche Bank AG	25,829	GBP	4/21/2017	1-Month LIBOR plus 45 basis points	United Utilities Group PLC‡	—	889
Deutsche Bank AG	9,602		4/24/2017	1-Month LIBOR plus 50 basis points	Ecorodovias Infraestrutura e Logistica SA‡	—	837
Deutsche Bank AG	14,739		4/24/2017	1-Month LIBOR plus 50 basis points	CPFL Energia SA‡	—	769
Deutsche Bank AG	28,844	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Veolia Environnement SA‡	—	629
Deutsche Bank AG	20,282	GBP	4/21/2017	Aggreko PLC‡	1-Month LIBOR plus 50 basis points	—	554
Deutsche Bank AG	13,222	GBP	4/21/2017	1-Month LIBOR plus 45 basis points	Severn Trent PLC‡	—	530
Deutsche Bank AG	94,297	HKD	4/21/2017	Shanghai Electric Group Co., Ltd.‡	1-Month LIBOR plus 55 basis points	—	510
Deutsche Bank AG	14,209		5/1/2017	S-Oil Corp.‡	1-Month LIBOR plus 60 basis points	—	449

Permal Alternative Select Fund 2016 Semi-Annual Report	47

Notes to consolidated financial statements (unaudited) (cont’d)

OTC TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount*		Termination Date	Periodic Payments Made by the Fund	Periodic Payments Received by the Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Deutsche Bank AG	93,558	HKD	4/21/2017	Huadian Power International Corp., Ltd.‡	1-Month LIBOR plus 55 basis points	—	$398
Deutsche Bank AG	76,475	EUR	4/27/2017	1-Month LIBOR plus 45 basis points	Enagas SA‡	—	320
Deutsche Bank AG	35,512	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Energias de Portugal SA‡	—	249
Deutsche Bank AG	16,416		4/24/2017	1-Month LIBOR plus 50 basis points	Companhia Paranaense de Energia-Copel‡	—	178
Deutsche Bank AG	55,805	HKD	4/21/2017	China Resources Power Holdings Co., Ltd.‡	1-Month LIBOR plus 55 basis points	—	81
Deutsche Bank AG	15,894	NZD	4/21/2017	1-Month LIBOR plus 55 basis points	Contact Energy Ltd.‡	—	62
Deutsche Bank AG	11,664	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Suez Environnement Co.‡	—	47
Deutsche Bank AG	21,660	EUR	4/27/2017	Red Electrica Corporacion SA‡	1-Month LIBOR plus 50 basis points	—	(196)
Deutsche Bank AG	123,133	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	EDP Renovaveis SA‡	—	(322)
Deutsche Bank AG	9,691	EUR	4/27/2017	Abertis Infraestructuras SA‡	1-Month LIBOR plus 50 basis points	—	(385)
Deutsche Bank AG	16,890	GBP	4/21/2017	Drax Group PLC‡	1-Month LIBOR plus 50 basis points	—	(586)
Deutsche Bank AG	45,681	EUR	4/28/2017	1-Month LIBOR plus 45 basis points	Engie‡	—	(944)
Deutsche Bank AG	49,854	EUR	4/27/2017	Iberdrola SA‡	1-Month LIBOR plus 50 basis points	—	(974)
Deutsche Bank AG	74,224	EUR	4/27/2017	1-Month LIBOR plus 45 basis points	Ferrovial SA‡	—	(1,102)
Deutsche Bank AG	18,510	EUR	4/28/2017	1-Month LIBOR plus 90 basis points	Public Power Corp.‡	—	(1,319)
Deutsche Bank AG	39,154	EUR	4/27/2017	Endesa SA‡	1-Month LIBOR plus 50 basis points	—	(1,375)
Deutsche Bank AG	45,775	GBP	4/21/2017	National Grid PLC‡	1-Month LIBOR plus 50 basis points	—	(1,441)
Deutsche Bank AG	16,610		4/24/2017	1-Month LIBOR plus 50 basis points	AES Tiete Energia SA‡	—	(1,785)
Total						—	$30,130

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

48	Permal Alternative Select Fund 2016 Semi-Annual Report

[3]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

*	Notional amount denominated in U.S. dollars, unless otherwise noted.

†	Percentage shown is an annual percentage rate.

‡	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

Abbreviations used in this table:
EUR	— Euro
GBP	— British Pound
HDK	— Hong Kong Dollar
JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
NZD	— New Zealand Dollar

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at April 30, 2016.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[2]	$13,590	—	$6,284	$27,269	$47,143
OTC swap contracts[3]	—	—	57,026	—	57,026
Forward foreign currency contracts	—	$908,371	—	—	908,371
Total	$13,590	$908,371	$63,310	$27,269	$1,012,540

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Futures contracts[2]	$3,688	—	—	$17,529	$18,221	$39,438
OTC swap contracts[3]	—	—	$424	26,896	—	27,320
Forward foreign currency contracts	—	$811,054	—	—	—	811,054
Total	$3,688	$811,054	$424	$44,425	$18,221	$877,812

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown separately in the Consolidated Statement of Assets and Liabilities.

Permal Alternative Select Fund 2016 Semi-Annual Report	49

Notes to consolidated financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended April 30, 2016. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	$(88,366)	$17,494	—	$(70,872)
Written options	—	(8,704)	(45,677)	—	(54,381)
Futures contracts	$112,595	—	(164,280)	$97,417	45,732
Swap contracts	—	—	260,344	—	260,344
Forward foreign currency contracts[2]	—	(4,275)	—	—	(4,275)
Total	$112,595	$(101,345)	$67,881	$97,417	$176,548

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Consolidated Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Consolidated Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Equity Risk	Commodity Risk	Total
Purchased options[1]	—	$(2,000)	—	$(188,980)	—	$(190,980)
Written options	—	—	—	118,368	—	118,368
Futures contracts	$(16,199)	—	—	(50,095)	$(8,507)	(74,801)
Swap contracts	—	—	$(33)	(12,540)	—	(12,573)
Forward foreign currency contracts[2]	—	69,171	—	—	—	69,171
Total	$(16,199)	$67,171	$(33)	$(133,247)	$(8,507)	$(90,815)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized from investments in the Consolidated Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Consolidated Statement of Operations.

During the six months ended April 30, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$146,414
Written options†	104,404
Futures contracts (to buy)	24,342,108
Futures contracts (to sell)	1,663,450
Forward foreign currency contracts (to buy)	10,812,376
Forward foreign currency contracts (to sell)	13,785,050

50	Permal Alternative Select Fund 2016 Semi-Annual Report

Average Notional Balance
Credit default swap contracts (to sell protection)	$5,000
Total return swap contracts	1,608,810

†	At April 30, 2016, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at April 30, 2016:

	Gross Amount of Derivative Assets in the Consolidated Statement of Assets and Liabilities[1]	Collateral Received[2,3]	Net Amount
Futures contracts[4]	$6,032	$(6,032)	—
OTC swap contracts	57,026	—	$57,026
Forward foreign currency contracts	908,371	—	908,371
Total	$971,429	$(6,032)	$965,397

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2016:

	Gross Amount of Derivative Liabilities in the Consolidated Statement of Assets and Liabilities[1]	Collateral Pledged[2,3]	Net Amount
OTC swap contracts	$27,320	$(27,320)	—
Forward foreign currency contracts	811,054	(231,000)	$580,054
Total	$838,374	$(258,320)	$580,054

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]

Amount represents the current day’s variation margin as reported in the Consolidated Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

Permal Alternative Select Fund 2016 Semi-Annual Report	51

Notes to consolidated financial statements (unaudited) (cont’d)

For the six months ended April 30, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$2,559	$50
Class C	5,158	25
Class FI	2,342	25
Class I	—	1,176
Class IS	—	12
Total	$10,059	$1,288

For the six months ended April 30, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements*
Class A	$22,578
Class C	11,446
Class FI	20,679
Class I	229,487
Class IS	222
Total	$284,412

*	Includes administration fees waived in the amount of $11,583.

6. Distributions to shareholders by class

	Six Months Ended April 30, 2016	Year Ended October 31, 2015
Net Investment Income:
Class A	$18,865	$12,241
Class C	2,410	154
Class FI	17,541	10,990
Class I	250,963	151,453
Class IS	225	165
Total	$290,004	$175,003

Net Realized Gains:
Class A	$24,135	$47,489
Class C	12,708	22,358
Class FI	22,464	43,853
Class I	252,064	415,617
Class IS	226	443
Total	$311,597	$529,760

7. Shares of beneficial interest

At April 30, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same

52	Permal Alternative Select Fund 2016 Semi-Annual Report

rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended April 30, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	489	$1,667	6,976	$69,645
Shares issued on reinvestment	4,669	43,000	6,098	59,730
Shares repurchased	(15,764)	(142,749)	(2,022)	(20,931)
Net increase (decrease)	(10,606)	$(98,082)	11,052	$108,444

Class C
Shares sold	14,951	$142,592	153	$1,436
Shares issued on reinvestment	1,645	15,118	2,316	22,512
Shares repurchased	(155)	(1,364)	—	—
Net increase	16,441	$156,346	2,469	$23,948

Class FI
Shares sold	—	—	1,571	$15,830
Shares issued on reinvestment	4,343	$40,005	5,598	54,843
Shares repurchased	(1,593)	(13,958)	—	—
Net increase	2,750	$26,047	7,169	$70,673
Class I
Shares sold	189,418	$1,740,701	337,714	$3,331,840
Shares issued on reinvestment	53,833	496,338	57,514	565,204
Shares repurchased	(241,969)	(2,158,948)	(35,353)	(354,548)
Net increase	1,282	$78,091	359,875	$3,542,496

Class IS
Shares issued on reinvestment	49	$451	62	$608
Net increase	49	$451	62	$608

8. Subsequent events

On January 22, 2016, certain affiliates of Legg Mason entered into an agreement with Mr. Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust Capital (“EnTrust”), and entities controlled by him, to combine the businesses of The Permal Group, of which Permal, the Fund’s investment manager was a member, and EnTrust (the “Combination”). On May 2, 2016, the Fund announced that the Combination of the businesses of The Permal Group and EnTrust became effective.

As a result of the Combination, a new combined entity, EnTrustPermal LLC, was formed with Legg Mason owning 65% and Mr. Hymowitz and entities controlled by him owning 35%. The name of Permal was changed to EnTrustPermal Management LLC (“EnTrustPermal”), and it is a subsidiary of EnTrustPermal LLC, a new holding company.

Permal Alternative Select Fund 2016 Semi-Annual Report	53

Notes to consolidated financial statements (unaudited) (cont’d)

The Combination resulted in a “change in control” in the ultimate ownership of Permal for purposes of the Investment Company Act of 1940, thereby triggering the automatic termination provisions in the management agreement between the Legg Mason Partners Equity Trust (the “Trust”) and Permal (the “Current Management Agreement”) and the subadvisory and trading agreements between Permal and the subadvisers and trading advisor, respectively, and each such agreement was terminated.

At a meeting of the Board of Trustees (the “Board”) of the Trust held on March 3, 2016, in anticipation of the Combination, the Board approved a new management agreement with EnTrustPermal (the “New Management Agreement”), which is identical to the Current Management Agreement, including the compensation paid thereunder, except for the dates and the names of the parties.

A proxy statement further describing the Combination and the New Management Agreement and requesting that shareholders vote to approve the New Management Agreement was mailed to shareholders on or about April 6, 2016. The Board fixed the close of business of March 21, 2016 as the record date for determining shareholders entitled to notice and to vote at the Special Meeting of Shareholders (the “Special Meeting”). The Special Meeting took place on May 20, 2016 at which shareholders approved the New Management Agreement between the Trust, on behalf of the Fund, and EnTrustPermal. The New Management Agreement became effective upon shareholder approval and supersedes an interim management agreement that went into effect with respect to the Fund on May 2, 2016, when the Combination became effective.

Effective July 22, 2016, the Fund’s name will be changed to EnTrustPermal Alternative Select Fund.

On April 7, 2016, the Fund announced that TT International and River Canyon Fund Management LLC will no longer serve as subadvisers to the Fund effective on or about June 5, 2016 and on or about June 30, 2016, respectively.

54	Permal Alternative Select Fund 2016 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees held in November 2015, the Board considered the re-approval for an annual period of the Investment Management Agreement pursuant to which Permal Asset Management LLC (“Permal” or the “Manager”) serves as “manager of managers” for the Fund, and the separate Sub-Advisory Agreements between the Manager and River Canyon Fund Management LLC, TT International and Atlantic Investment Management, Inc., and the Trading Agreement between the Manager and BH-DG Systematic Trading LLP, and, at subsequent meetings of the Trust’s Board of Trustees, the Board considered the approval of separate Sub-Advisory Agreements between the Manager and First Quadrant, L.P. and Electron Capital Partners, LLC (collectively with River Canyon Fund Management LLC, TT International, Atlantic Investment Management, Inc. and BH-DG Systematic Trading LLP, the “Sub-Advisers”) pursuant to which each Sub-Adviser provides day-to-day management of a percentage of the Fund’s portfolio allocated to it by the Manager. (The Sub-Advisory Agreements and Trading Agreement are collectively referred to as the “Sub-Advisory Agreements” and, together with the Investment Management Agreement, as the “Agreements.”) The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their reviews by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their reviews of the Agreements and the performance and services provided by the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory, administration and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed, except in connection with the subsequent meetings, by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

At a special meeting of the Trust’s Board of Trustees held in March 2016, the Board considered and approved a new Investment Management Agreement with EnTrustPermal Management LLC (“EnTrustPermal”) pursuant to which EnTrustPermal would serve as “manager of managers” for the Fund and new Sub-Advisory Agreements between EnTrustPermal and each of the Sub-Advisers with respect to the Fund, pursuant to which each Sub-Adviser would provide day-to-day management of a percentage of the Fund’s portfolio allocated to it by EnTrustPermal, subject to shareholder approval of the new Investment Management Agreement. Fund shareholders approved the new Investment Management Agreement on May 20, 2016. The prior Agreements terminated as a result of the combination of the businesses of The Permal Group, of which Permal was a member, and EnTrust Capital (“EnTrust”), forming EnTrustPermal LLC (the “Combination”). Permal became a subsidiary of EnTrustPermal LLC and changed its name to EnTrustPermal

Permal Alternative Select Fund	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Management LLC. Noting that the new Agreements were substantially identical to the prior Agreements and that management represented that there were no material changes to the information presented at the Board meeting held in November relevant to the Board’s consideration of the new Agreements, other than the information about EnTrustPermal and the Combination, and that there would be no material changes to the nature, scope and quality of the services provided to the Fund or the fees therefor, the Independent Trustees approved the new Agreements based on an evaluation of several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Investment Management Agreement and Sub-Advisory Agreements, respectively, since the Fund commenced operations. The Independent Trustees considered information regarding the process by which the Manager selected and recommended the Sub-Advisers for Board approval and the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager and its affiliates. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of another fund in the Legg Mason fund complex. The Independent Trustees considered each Sub-Adviser’s specific responsibilities in all aspects of the day-to-day management of the portion of the Fund’s assets allocated to it, as well as the qualifications, experience and responsibilities of the persons who would serve as the portfolio managers for the segment of the Fund’s assets to be managed by the respective Sub-Adviser, and other key personnel at the Sub-Adviser. The Independent Trustees specifically took into account each Sub-Adviser’s investment process and capabilities, evaluating how the Sub-Adviser would complement each of the other Sub-Advisers. The Independent Trustees also discussed the acceptability of the terms of the Sub-Advisory Agreements. The Independent Trustees also considered the Manager’s favorable assessment of the nature and quality of the sub-advisory services provided or expected to be provided to the Fund by each Sub-Adviser. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended, and those of each Sub-Adviser.

The Trustees then discussed with representatives of management the portfolio management strategy of the Fund’s portfolio managers. The Trustees noted that the Manager was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to Legg Mason, Inc.

56	Permal Alternative Select Fund

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager and its affiliates. The Board also considered the Manager’s and Sub-Advisers’ brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures.

At the March Board meeting, the Board also received and considered information confirming that the nature, extent and quality of services to be provided to the Fund by EnTrustPermal under the new Investment Management Agreement would not change as a result of the Combination. The Trustees then discussed with management the portfolio management strategies of the Fund’s portfolio managers and noted that there were currently no long-term or short-term plans to make changes to the management or investment policies, strategies or objectives of the Fund as a result of the Combination. The Trustees noted that EnTrustPermal was committed to providing the resources necessary to assist the Fund’s portfolio managers in managing the Fund. At the March Board meeting, the Board considered the fact that EnTrust does not currently provide investment advisory services to registered investment companies, but noted that the Permal personnel who have been principally responsible for managing the Fund’s investment portfolio and overseeing compliance matters would continue to serve in their respective capacities following the Combination. The Board also considered, based on its knowledge of Legg Mason, Inc. and EnTrust, the financial resources that will be available to EnTrustPermal.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided and expected to be provided under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional alternative multi-strategy funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2015. The Fund performed better than the median performance of the funds in the Performance Universe for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2015, which showed that the Fund’s performance was below the Lipper category average during the third quarter and year-to-date period. The Trustees discussed with representatives of the Manager the investment strategy employed by the Manager and the Sub-Advisers in the management of the Fund’s assets. The Trustees noted the reputation and experience of the Manager and the Sub-Advisers, the respective portfolio

Permal Alternative Select Fund	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

managers’ experience, and the Manager’s experience and reputation in selecting, evaluating, and overseeing investment managers. Based on its review and noting the limited period of performance data available, the Board generally was satisfied with the Fund’s performance. The Board also determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

At the March Board meeting, the Board referred to additional information on Fund performance which showed that the Fund’s performance was below the Lipper category average for the one-year period ended December 31, 2015. Representatives of Permal and EnTrust informed the Trustees that the investment strategies to be employed by EnTrustPermal and the Sub-Advisers in the management of the Fund’s assets were expected to remain the same after the Combination. The Trustees considered the fact that the persons responsible for portfolio management of the Fund under EnTrustPermal also were anticipated to remain the same. Based on these factors and noting that the Fund had commenced operations in 2014, the Board determined to approve the new Agreements. The Board also determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance after the Combination and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided and expected to be provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also noted that the Manager and its affiliates provide the Fund with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by the Sub-Advisers. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio

58	Permal Alternative Select Fund

with those of a group of ten institutional alternative multi-strategy funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds selected by Lipper consisting of all institutional alternative multi-strategy funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee was higher than the median of management fees paid by the funds in the Expense Group, but that the Fund’s Actual Management Fee was lower than the median of management fees paid by the funds in the Expense Group and lower than the average management fee paid by the funds in the Expense Universe. This information also showed that the Fund’s total expense ratio was higher than the median of the total expense ratios of the funds in the Expense Group and was higher than the average total expense ratio of the funds in the Expense Universe. The Trustees noted that the Fund’s total expense ratio was impacted by transfer agent costs that were higher than the average transfer agent costs of the funds in the Expense Group and the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

At the March Board meeting, the Board noted that the Contractual Management Fee and the services provided to the Fund will remain the same under the new Investment Management Agreement. The Trustees also noted that EnTrustPermal had committed to continue Permal’s current fee waiver and/or expense reimbursement arrangement with the Fund, which cannot be terminated prior to December 31, 2017 without the Board’s consent, and that the terms of the current fee waiver and expense reimbursement arrangement would not change as a result of the Combination.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

At the March Board meeting, management noted that no material impact to Permal’s profitability with respect to the Fund is expected as a result of the Combination. Therefore, the Board determined that EnTrustPermal’s expected profitability should not be excessive in light of the nature, extent and quality of the services expected to be provided to the Fund after the Combination.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow,

Permal Alternative Select Fund	59

Board approval of management and subadvisory agreements (unaudited) (cont’d)

whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

At the March Board meeting, the Board determined that since the management fee and services provided to the Fund would not change as a result of the Combination, the management fee under the new Investment Management Agreement would be reasonable in light of the performance and comparative expense information and the nature, extent and quality of the services expected to be provided to the Fund under the new Agreements.

Other benefits to the manager and sub-advisers

The Board considered other benefits received by the Manager and its affiliates and the Sub-Advisers as a result of their relationship with the Fund. In light of the costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, any other ancillary benefits that the Manager and its affiliates received were considered reasonable. The Trustees noted that the Sub-Advisers may direct Fund brokerage transactions to certain brokers to obtain research and other services. However, the Trustees acknowledged that the Sub-Advisers were required to select brokers who met the Fund’s requirements for seeking best execution, and that the Fund’s administrator monitored and evaluated trade execution with respect to Fund brokerage transactions and would provide reports to the Board on these matters at least annually and more frequently as requested by the Board. The Trustees concluded that the benefits that the Sub-Advisers may receive by virtue of their relationship with the Fund also appeared to be reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Investment Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management Agreement and the Sub-Advisory Agreements.

At the March Board meeting, the Board considered the benefits to be received by Legg Mason, Inc., Permal, EnTrust and EnTrustPermal as a result of the Combination, as well as

60	Permal Alternative Select Fund

the benefits to be received by EnTrustPermal as a result of the relationship with the Fund, and determined that any such ancillary benefits were reasonable. Based on their discussions and considerations, including those described above, the Trustees approved the new Agreements. No single factor reviewed by the Board at the March Board meeting was identified by the Board as the principal factor in determining whether to approve the new Agreements.

Permal Alternative Select Fund	61

Permal Alternative Select Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson Chairman

Jerome K. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust

Investment manager

EnTrustPermal Management LLC

Subadvisers

Atlantic Investment Management, Inc.

BH-DG Systematic Trading LLP

Electron Capital Partners, LLC

First Quadrant, LP

River Canyon Fund Management LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Permal Alternative Select Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Permal Alternative Select Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926. (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Permal Alternative Select Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

PRML016458 6/16 SR16-2798

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 17, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	June 17, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 17, 2016